File No. 333-123106

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 4

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

                             FT 963
   CALIFORNIA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7
     FLORIDA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 2
    NEW YORK MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7
                      (Exact Name of Trust)

                   First Trust Portfolios L.P.
                    (Exact Name of Depositor)

                     120 East Liberty Drive
                            Suite 400
                    Wheaton, Illinois  60187

  (Complete address of Depositor's principal executive offices)


          FIRST TRUST PORTFOLIOS L.P.  CHAPMAN AND CUTLER LLP
          Attn:  James A. Bowen        Attn:  Eric F. Fess
          120 East Liberty Drive       111 West Monroe Street
          Suite 400                    Chicago, Illinois  60603
          Wheaton, Illinois  60187

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  June 30, 2009
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)


                                     FT 963
           CALIFORNIA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7
                                  521,395 UNITS


PROSPECTUS
Part One
Dated June 30, 2009

Note:   Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

The Trust

FT 963, California Municipal Income Closed-End Portfolio, Series 7 (the "Trust") is a unit investment trust consisting of a portfolio containing common stocks of closed-end investment companies which are considered to be concentrated in tax-exempt bonds issued by California municipalities. At May 1, 2009, each Unit represented a 1/521,395 undivided interest in the principal and net income of the Trust (see "The FT Series" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, First Trust Portfolios L.P., in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per Unit is equal to the aggregate value of the Securities in the Portfolio of the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust divided by the number of Units outstanding, plus a sales charge of 3.00% of the Public Offering Price (3.093% of the net amount invested) including Income and Principal cash. At May 1, 2009, the Public Offering Price per Unit was $7.361 (see "Public Offering" in Part
Two). The minimum purchase is $1,000 ($500 for Individual Retirement Accounts or other qualified retirement plans).

        Please retain all parts of this Prospectus for future reference.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                           FIRST TRUST PORTFOLIOS L.P.
                                     Sponsor

                                     FT 963
           CALIFORNIA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7
               SUMMARY OF ESSENTIAL INFORMATION AS OF MAY 1, 2009
                      Sponsor: First Trust Portfolios L.P.
                      Evaluator: First Trust Advisors L.P.
                      Trustee: The Bank of New York Mellon

GENERAL INFORMATION
Number of Units (rounded to the nearest whole unit)                                    521,395
Fractional Undivided Interest in the Trust per Unit                                  1/521,395
Public Offering Price:
   Aggregate Value of Securities in the Portfolio                                   $3,716,900
   Aggregate Value of Securities per Unit                                               $7.128
   Income and Principal cash (overdraft) in the Portfolio                               $6,011
   Income and Principal cash (overdraft) per Unit                                       $0.012
   Sales Charge 3.093% (3.00% of Public Offering Price,
      including Income and Principal cash)                                              $0.221
   Public Offering Price per Unit                                                       $7.361
Redemption Price and Sponsor Repurchase Price per Unit
   ($0.221 less than the Public Offering Price per Unit)                                $7.140

Date Trust Established                                                           March 4, 2005

Mandatory Termination Date                                                       March 4, 2010

Portfolio supervision, bookkeeping, administrative and evaluation fees are $0.0080 per Unit annually.

Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m.
Eastern time) on each day on which it is open.

Trustee's Annual Fee: $0.0096 per Unit.

Capital Distribution Record Date and Distribution Date: Distributions from the
Capital Account will be made monthly payable on the last day of the month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $0.01 per Unit. Notwithstanding, distributions of funds in the Capital Account, if any, will be made in December of each year.

Income Distribution Record Date: Fifteenth day of each month.

Income Distribution Date:  Last day of each month.

A Unit holder who owns at least 2,500 Units may request an "In-Kind
Distribution" upon redemption or upon termination of the Trust. See "Income and Capital Distributions" in Part Two.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Unit Holders of FT 963,
California Municipal Income Closed-End Portfolio, Series 7


We have audited the statement of assets and liabilities of FT 963, California Municipal Income Closed-End Portfolio, Series 7 (the "Trust"), including the schedule of investments, as of February 28, 2009, and the related statements of operations and of changes in net assets for each of the three years then ended and financial highlights for each of the three years then ended and for the period from March 4, 2005 (Initial Date of Deposit) to February 28, 2006. These financial statements and financial highlights are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FT 963, California Municipal Income Closed-End Portfolio, Series 7, at February 28, 2009, and the results of its operations and changes in its net assets for each of the three years then ended and financial highlights for each of the three years then ended and for the period from March 4, 2005 (Initial Date of Deposit) to February 28, 2006, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Chicago, Illinois
June 26, 2009

                                     FT 963
           CALIFORNIA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7

                       STATEMENT OF ASSETS AND LIABILITIES

                                February 28, 2009

ASSETS
Securities, at fair value (cost, $4,635,098)                                       $ 3,460,602
Cash                                                                                       114
Dividends receivable                                                                    15,140
Unit subscriptions receivable                                                            6,568
                                                                                   ------------
TOTAL ASSETS                                                                       $ 3,482,424
                                                                                   ============

LIABILITIES AND NET ASSETS

Accrued liabilities                                                                $     4,567
Payable for securities purchased                                                         7,042
                                                                                   ------------
TOTAL LIABILITIES                                                                       11,609
                                                                                   ------------
Net assets, applicable to 519,413 outstanding
  units of fractional undivided interest:
   Cost of securities                                                                4,635,098
   Net unrealized appreciation (depreciation)                                       (1,174,496)
   Distributable funds (deficit), net of deferred sales charges
      of $385,526 and organization costs of $16,518                                     10,213
                                                                                   ------------
NET ASSETS                                                                           3,470,815
                                                                                   ------------
TOTAL LIABILITIES AND NET ASSETS                                                   $ 3,482,424
                                                                                   ============
Net asset value per unit                                                           $     6.682
                                                                                   ============


Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

                                     FT 963
           CALIFORNIA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7

                             SCHEDULE OF INVESTMENTS

                                February 28, 2009

    Number                                                                         Fair
    of Shares         Name of Issuer of Equity Securities (1)                      Value
   13,472             Alliance California Municipal Income Fund, Inc.              $   145,228
   13,634             BlackRock California Insured Municipal Income Trust              146,974
    9,889             BlackRock California Municipal 2018 Term Trust                   141,907
    6,535             BlackRock California Municipal Bond Trust                         71,689
   13,632             BlackRock California Municipal Income Trust                      160,040
   13,343             BlackRock California Municipal Income Trust II                   137,566
   13,079             BlackRock MuniHoldings California Insured Fund, Inc.             133,013
   13,597             BlackRock MuniYield California Fund, Inc.                        141,001
   13,857             BlackRock MuniYield California Insured Fund, Inc.                143,420
    9,563             Eaton Vance California Municipal Income Trust                     91,040
   14,057             Eaton Vance Insured California Municipal Bond Fund               157,719
    6,405             Eaton Vance Insured California Municipal Bond Fund II             67,893
    7,026             MFS California Insured Municipal Fund                             62,602
   10,707             Morgan Stanley California Insured Municipal Income Trust         118,634
   10,961             Neuberger Berman California Intermediate Municipal Fund, Inc.    129,888
   12,950             Nuveen California Dividend Advantage Municipal Fund              140,119
   10,278             Nuveen California Dividend Advantage Municipal Fund 2            108,022
   14,148             Nuveen California Dividend Advantage Municipal Fund 3            144,310
    6,473             Nuveen California Municipal Market Opportunity Fund               69,714
    6,506             Nuveen California Performance Plus Municipal Fund                 70,655
    6,863             Nuveen California Premium Income Municipal Fund                   69,316
    9,435             Nuveen California Quality Income Municipal Fund                  105,672
   12,923             Nuveen California Select Quality Municipal Fund                  139,310
   13,242             Nuveen Insured California Dividend Advantage Municipal Fund      147,781
    9,698             Nuveen Insured California Premium Income Municipal Fund 2        105,611
   13,470             PIMCO California Municipal Income Fund                           138,202
   13,242             PIMCO California Municipal Income Fund II                        105,804
   13,406             PIMCO California Municipal Income Fund III                       107,516
   15,410             Van Kampen California Value Municipal Income Trust               159,956
                                                                                  ------------
                      Total Securities (total cost $4,635,098) - 100%              $ 3,460,602
                                                                                  ============

(1)     Percentages are calculated based on net assets.  All companies are headquartered in the United States of America.

See notes to financial statements.

                                     FT 963
           CALIFORNIA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7

                            STATEMENTS OF OPERATIONS

                                                   Year ended      Year ended       Year ended
                                                   February 28,    February 29,     February 28,
                                                      2009            2008             2007
Dividend income                                  $   270,223     $   340,232     $   468,458

Expenses
   Trustee and other service fees                     (7,269)         (8,543)        (11,455)
   Portfolio supervision, bookkeeping,
      administrative and evaluation fees              (3,001)         (5,051)         (5,610)
   Other expenses                                     (3,579)         (4,614)         (5,055)
                                                 --------------------------------------------
   Total expenses                                    (13,849)        (18,208)        (22,120)
                                                 --------------------------------------------
      Investment income (loss) - net                 256,374         322,024         446,338

Net gain (loss) on investments:
   Net realized gain (loss)                         (271,285)         36,863         134,900
   Change in net unrealized appreciation
      (depreciation)                                (778,103)     (1,007,159)         74,282
                                                 --------------------------------------------
   Net gain (loss) on investments                 (1,049,388)       (970,296)        209,182
                                                 --------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                     $  (793,014)    $  (648,272)    $   655,520
                                                 ============================================


See notes to financial statements.

                                     FT 963
           CALIFORNIA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                           Year ended      Year ended       Year ended
                                                           February 28,    February 29,     February 28,
                                                              2009            2008             2007
Net increase (decrease) in net assets
  resulting from operations:
   Investment income (loss) - net                        $   256,374     $   322,024     $   446,338
   Net realized gain (loss) on investments                  (271,285)         36,863         134,900
   Change in net unrealized appreciation
      (depreciation) on investments                         (778,103)     (1,007,159)         74,282
                                                         --------------------------------------------
   Net increase (decrease) in net assets
      resulting from operations                             (793,014)       (648,272)        655,520
                                                         --------------------------------------------

Units issued                                                 119,224         199,333         123,869
                                                         --------------------------------------------

Units redeemed                                              (809,007)     (1,764,735)     (2,069,456)
                                                         --------------------------------------------
Distributions to unit holders:
   Investment income - net                                  (249,075)       (319,398)       (447,160)
   Principal from investment transactions                    (11,299)       (173,662)              -
                                                         --------------------------------------------
   Total distributions                                      (260,374)       (493,060)       (447,160)
                                                         --------------------------------------------
Total increase (decrease) in net assets                   (1,743,171)     (2,706,734)     (1,737,227)

Net assets:
   Beginning of the period                                 5,213,986       7,920,720       9,657,947
                                                         --------------------------------------------
   End of the period                                     $ 3,470,815     $ 5,213,986     $ 7,920,720
                                                         ============================================
Distributable funds (deficit) at end of the period       $    10,213     $    18,854     $    41,157
                                                         ============================================
Trust units:
   Beginning of the period                                   622,850         794,318         992,378
   Issued                                                     16,002          21,325          12,768
   Redeemed                                                 (119,439)       (192,793)       (210,828)
                                                         --------------------------------------------
   End of the period                                         519,413         622,850         794,318
                                                         ============================================

Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

                                     FT 963
           CALIFORNIA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7

                          NOTES TO FINANCIAL STATEMENTS


1.    Organization

FT 963, California Municipal Income Closed-End Portfolio, Series 7 (the "Trust") is a unit investment trust consisting of a portfolio containing common stocks of closed-end investment companies which are considered to be concentrated in tax-exempt bonds issued by California municipalities. The Trust was established on March 4, 2005, and has a mandatory termination date of March 4, 2010.

2.    Significant accounting policies

Basis of presentation - The financial statements are presented on the accrual basis of accounting.

Security valuation - Securities are stated at fair value as reported by First Trust Advisors L.P. (the "Evaluator"), an affiliate of First Trust Portfolios L.P. (the "Sponsor"), and as determined generally based on the closing sale prices of listed equity securities or, if no closing sale price is available, then the closing bid price, and the closing bid prices of over-the-counter traded equity securities. If the closing bid price is unavailable, the valuation is generally determined a) on the basis of current bid prices for comparable securities, b) by appraising the value of the securities on the bid side of the market, or c) by any combination of the above.

Fair Value Measurements - The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective March 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Trust would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the security. FAS 157 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including the technique or pricing model used to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

   o  Level 1 - quoted prices in active markets for identical investments
   o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

   o Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The valuation techniques used by the Trust to measure fair value during the year ended February 28, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Trust's securities carried at fair value:


Valuation Inputs

Level 1--Quoted Price                                    $  3,460,602
Level 2--Other Significant Observable Inputs                        -
Level 3--Significant Unobservable Inputs                            -
                                                         ------------
Total                                                    $  3,460,602
                                                         ============


Dividend income - Dividends are recognized on the ex-dividend date.

Security cost - Cost of the equity securities is based on the fair value of such securities on the dates the securities were deposited in the Trust. The cost of securities sold is determined using the average cost method. Securities transactions are recorded on the trade date.

Federal income taxes - The Trust is not taxable for federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

The Trust accounts for uncertain tax positions under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 is effective for fiscal years beginning after December 15, 2006. The Trust has recognized no liability in connection with FIN 48 in the accompanying financial statements.

Expenses of the Trust - The Trust pays a fee for Trustee services of $0.0096 per annum per unit, and an annual fee for portfolio supervision, bookkeeping, administrative and evaluation services to the Evaluator of $0.0080 per unit. The Trust incurs expenses of the Trustee according to its responsibilities under the Trust Indenture. The Trust may incur other miscellaneous expenses.

The Trust paid a creation and development fee of $0.050 per Unit at the end of the initial offering period, which compensated the Sponsor for creating and developing the Trust.

Organization costs - The Public Offering Price paid by unit holders included an amount sufficient to pay for all or a portion of the costs incurred in establishing the Trust, including costs of preparing the registration statement, the Trust indenture and other closing documents, registering units with the Securities and Exchange Commission and states, the initial audit of the Trust's portfolio, legal fees and the initial fees and expenses of the Trustee. Such costs, totaling $16,518 have been paid.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Net unrealized appreciation (depreciation)

An analysis of net unrealized appreciation (depreciation) at February 28, 2009 follows:


                  Unrealized appreciation                  $         -
                  Unrealized depreciation                   (1,174,496)
                                                           ------------
                                                           $(1,174,496)
                                                           ============

4.    Other information

Cost to investors - The cost to initial investors of units of the Trust was based on the aggregate underlying value of the securities on the date of an investor's purchase, plus any cash, dividends receivable and the maximum sales charge of 4.95% of the Public Offering Price (equivalent to approximately 5.00% of the net amount invested, exclusive of the deferred sales charge and the creation and development fee). The maximum sales charge consists of the initial up-front sales charge of $0.100 per unit, the deferred sales charge of $0.345 per unit which was paid to the Sponsor over a three-month period ended November 18, 2005, and the creation and development fee.

Distributions to unit holders - Income distributions to unit holders, if any, are made on the last day of each month to unit holders of record on the fifteenth day of each month. Capital distributions to unit holders, if any, are made on the last day of each month to unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $0.01 per unit. Notwithstanding, capital distributions, if any, will be made in December of each year.

5.    Financial Highlights

Dividend income, Expenses and Investment income (loss) - net per unit have been calculated based on the weighted-average number of units outstanding during the period. Distributions to unit holders, if any, per unit reflect the Trust's actual distributions during the period. The Net gain (loss) on investments per unit includes the effects of changes arising from the issuance and/or redemption of units during the period at net asset values which differed from the net asset value per unit at the beginning of the period. Total return does not include reinvestment of distributions. The investment income (loss) - net and total expense ratios are computed based upon the quarterly weighted average net assets for the Trust.

                                                                                        Period from
                                                                                        March 4, 2005
                                            Year ended     Year ended    Year ended     (Initial Date of
                                            February 28,   February 29,  February 28,   Deposit) to
                                                2009           2008          2007       February 28, 2006
Dividend income                                $ 0.468       $  0.473      $  0.509       $ 0.563
Expenses                                        (0.024)        (0.025)       (0.024)       (0.079)
                                               ---------------------------------------------------
      Investment income (loss) - net             0.444          0.448         0.485         0.484

Distributions to unit holders:
   Investment income - net                      (0.430)        (0.444)       (0.486)       (0.509)
   Principal from investment transactions       (0.022)        (0.232)            -        (0.010)

Net gain (loss) on investments                  (1.681)        (1.373)        0.241         0.291
                                               ---------------------------------------------------
      Total increase (decrease) in net assets   (1.689)        (1.601)        0.240         0.256

Net assets:
   Beginning of the period                       8.371          9.972         9.732         9.476
                                               ---------------------------------------------------
   End of the period                           $ 6.682       $  8.371      $  9.972       $ 9.732
                                               ===================================================

Total return                                   (14.78)%        (9.28)%        7.46 %        8.18 % *
Ratio of total expenses to average net assets    0.31%          0.27 %        0.25 %        0.95 % **
Ratio of investment income (loss) - net to
   average net assets                            5.77 %         4.85 %        5.01 %        5.80 % **

*   Not annualized.
**  Exclusive of creation and development fees, the ratios of total expenses and net investment income to average net assets would have been 0.30% and 6.45%, respectively.

                                     FT 963
           CALIFORNIA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7

                                    PART ONE
                 Must be Accompanied by Part Two and Part Three

                               -------------------
                               P R O S P E C T U S
                               -------------------


           SPONSOR:                     First Trust Portfolios L.P.
                                        120 E. Liberty Drive, Ste. 400
                                        Wheaton, IL  60187
                                        (800) 621-1675

           TRUSTEE:                     The Bank of New York Mellon
                                        101 Barclay Street
                                        New York, New York 10286

           LEGAL COUNSEL                Chapman and Cutler LLP
           TO SPONSOR:                  111 West Monroe Street
                                        Chicago, Illinois 60603

           LEGAL COUNSEL                Carter Ledyard & Milburn LLP
           TO TRUSTEE:                  2 Wall Street
                                        New York, New York 10005

           INDEPENDENT                  Deloitte & Touche LLP
           REGISTERED PUBLIC            111 South Wacker Drive
           ACCOUNTING FIRM:             Chicago, Illinois 60606


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


                                     FT 963
             FLORIDA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 2
                                  216,708 UNITS


PROSPECTUS
Part One
Dated June 30, 2009

Note:   Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

The Trust

FT 963, Florida Municipal Income Closed-End Portfolio, Series 2 (the "Trust") is a unit investment trust consisting of a portfolio containing common stocks of closed-end investment companies which are considered to be concentrated in tax-exempt bonds issued by Florida municipalities. At May 1, 2009, each Unit represented a 1/216,708 undivided interest in the principal and net income of the Trust (see "The FT Series" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, First Trust Portfolios L.P., in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per Unit is equal to the aggregate value of the Securities in the Portfolio of the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust divided by the number of Units outstanding, plus a sales charge of 3.00% of the Public Offering Price (3.093% of the net amount invested) including Income and Principal cash. At May 1, 2009, the Public Offering Price per Unit was $7.272 (see "Public Offering" in Part
Two). The minimum purchase is $1,000 ($500 for Individual Retirement Accounts or other qualified retirement plans).

        Please retain all parts of this Prospectus for future reference.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                           FIRST TRUST PORTFOLIOS L.P.
                                     Sponsor

                                     FT 963
             FLORIDA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 2
               SUMMARY OF ESSENTIAL INFORMATION AS OF MAY 1, 2009
                      Sponsor: First Trust Portfolios L.P.
                      Evaluator: First Trust Advisors L.P.
                      Trustee: The Bank of New York Mellon

GENERAL INFORMATION
Number of Units (rounded to the nearest whole unit)                                    216,708
Fractional Undivided Interest in the Trust per Unit                                  1/216,708
Public Offering Price:
   Aggregate Value of Securities in the Portfolio                                   $1,527,930
   Aggregate Value of Securities per Unit                                               $7.051
   Income and Principal cash (overdraft) in the Portfolio                                 $601
   Income and Principal cash (overdraft) per Unit                                       $0.003
   Sales Charge 3.093% (3.00% of Public Offering Price,
      including Income and Principal cash)                                              $0.218
   Public Offering Price per Unit                                                       $7.272
Redemption Price and Sponsor Repurchase Price per Unit
   ($0.218 less than the Public Offering Price per Unit)                                $7.054

Date Trust Established                                                           March 4, 2005

Mandatory Termination Date                                                       March 4, 2010

Portfolio supervision, bookkeeping, administrative and evaluation fees are $0.0080 per Unit annually.

Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m.
Eastern time) on each day on which it is open.

Trustee's Annual Fee: $0.0096 per Unit.

Capital Distribution Record Date and Distribution Date: Distributions from the
Capital Account will be made monthly payable on the last day of the month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $0.01 per Unit. Notwithstanding, distributions of funds in the Capital Account, if any, will be made in December of each year.

Income Distribution Record Date: Fifteenth day of each month.

Income Distribution Date:  Last day of each month.

A Unit holder who owns at least 2,500 Units may request an "In-Kind
Distribution" upon redemption or upon termination of the Trust. See "Income and Capital Distributions" in Part Two.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Unit Holders of FT 963,
Florida Municipal Income Closed-End Portfolio, Series 2


We have audited the statement of assets and liabilities of FT 963, Florida Municipal Income Closed-End Portfolio, Series 2 (the "Trust"), including the schedule of investments, as of February 28, 2009, and the related statements of operations and of changes in net assets for each of the three years then ended and financial highlights for each of the three years then ended and for the period from March 4, 2005 (Initial Date of Deposit) to February 28, 2006. These financial statements and financial highlights are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FT 963, Florida Municipal Income Closed-End Portfolio, Series 2, at February 28, 2009, and the results of its operations and changes in its net assets for each of the three years then ended and financial highlights for each of the three years then ended and for the period from March 4, 2005 (Initial Date of Deposit) to February 28, 2006, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Chicago, Illinois
June 26, 2009

                                     FT 963
             FLORIDA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 2

                       STATEMENT OF ASSETS AND LIABILITIES

                                February 28, 2009

ASSETS
Securities, at fair value (cost, $1,961,815)                                       $ 1,438,359
Dividends receivable                                                                     5,989
Unit subscriptions receivable                                                            3,135
                                                                                   -----------
TOTAL ASSETS                                                                       $ 1,447,483
                                                                                   ===========

LIABILITIES AND NET ASSETS

Accrued liabilities                                                                $     2,922
Cash overdraft                                                                           2,243
Payable for investments purchased                                                        3,342
                                                                                   -----------
TOTAL LIABILITIES                                                                        8,507
                                                                                   -----------

Net assets, applicable to 215,789 outstanding
  units of fractional undivided interest:
   Cost of securities                                                                1,961,815
   Net unrealized appreciation (depreciation)                                         (523,456)
   Distributable funds (deficit), net of deferred sales charges
      of $247,627 and organization costs of $6,961                                         617
                                                                                   -----------
NET ASSETS                                                                           1,438,976
                                                                                   -----------
TOTAL LIABILITIES AND NET ASSETS                                                   $ 1,447,483
                                                                                   ===========
Net asset value per unit                                                           $     6.668
                                                                                   ===========


Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

                                     FT 963
             FLORIDA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 2

                             SCHEDULE OF INVESTMENTS

                                February 28, 2009

    Number                                                                             Fair
    of Shares         Name of Issuer of Equity Securities (1)                          Value
    10,663            BlackRock Florida Municipal 2020 Term Trust                      $   122,198
     8,122            BlackRock Insured Municipal Income Investment Trust                   88,286
                          (formerly, BlackRock Florida Insured Municipal Income Trust)
    13,157            BlackRock MuniHoldings Insured Investment Fund                       138,017
                          (formerly, BlackRock MuniHoldings Florida Insured Fund)
     9,363            BlackRock MuniYield Insured Investment Fund                           96,720
                          (formerly, BlackRock MuniYield Florida Investment Fund)
    11,235            BlackRock MuniYield Investment Fund                                  116,956
                          (formerly, BlackRock MuniYield Florida Fund)
     5,294            BlackRock Municipal Bond Investment Trust                             58,393
                          (formerly, BlackRock Florida Municipal Bond Trust)
     8,276            BlackRock Municipal Income Investment Trust                           88,388
                          (formerly, BlackRock Florida Municipal Income Trust)
     3,744            Delaware Investments National Municipal Income Fund                   44,554
     5,797            Eaton Vance National Municipal Income Trust                           55,187
                          (formerly, Eaton Vance Florida Municipal Income Fund)
     5,662 (2)        Eaton Vance Insured Municipal Bond Fund                               60,527
    11,481            Nuveen Florida Investment Quality Municipal Fund                     122,387
     9,431            Nuveen Florida Quality Income Municipal Fund                         106,665
     9,918            Nuveen Insured Florida Premium Income Municipal Fund                 116,636
     7,991            Nuveen Insured Florida Tax-Free Advantage Municipal Fund              90,698
    12,057            Van Kampen Trust for Investment Grade Municipals                     132,747
                                                                                       -----------
                       Total Securities (total cost $1,961,815) - 100%                 $ 1,438,359
                                                                                       ===========

(1) Percentages are calculated based on net assets. All companies are headquartered in the United States of America.

(2)     In December 2008, Eaton Vance Insured Florida Plus Municipal Bond Fund,
        Inc. ("EIF"), formerly Eaton Vance Insured Florida Municipal Bond Fund
        I, one of the Trust's original holdings, was acquired by Eaton Vance
        Insured Municipal Bond Fund ("EIM"). Each shareholder of EIF received
        1.0670 shares of EIM for each share of EIF held.


See notes to financial statements.

                                     FT 963
             FLORIDA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 2

                            STATEMENTS OF OPERATIONS

                                                   Year ended      Year ended       Year ended
                                                   February 28,    February 29,     February 28,
                                                      2009            2008             2007
Dividend income                                  $    95,245     $   131,631     $   215,472

Expenses
   Trustee and other service fees                     (3,333)         (4,008)         (6,537)
   Portfolio supervision, bookkeeping,
      administrative and evaluation fees              (1,132)         (2,290)         (3,038)
   Other expenses                                     (2,365)         (2,452)         (2,967)
                                                 --------------------------------------------
   Total expenses                                     (6,830)         (8,750)        (12,542)
                                                 --------------------------------------------
      Investment income (loss) - net                  88,415         122,881         202,930

Net gain (loss) on investments:
   Net realized gain (loss)                          (58,636)        (97,341)        (98,611)
   Change in net unrealized appreciation
      (depreciation)                                (163,537)       (244,228)       (102,529)
                                                 --------------------------------------------
Net gain (loss) on investments                      (222,173)       (341,569)       (201,140)
                                                 --------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                     $  (133,758)    $  (218,688)    $     1,790
                                                 ============================================


See notes to financial statements.

                                     FT 963
             FLORIDA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 2

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                         Year ended      Year ended       Year ended
                                                         February 28,    February 29,     February 28,
                                                            2009            2008             2007
Net increase (decrease) in net assets
 resulting from operations:
   Investment income (loss) - net                      $    88,415     $   122,881     $   202,930
   Net realized gain (loss) on investments                 (58,636)        (97,341)        (98,611)
   Change in net unrealized appreciation
      (depreciation) on investments                       (163,537)       (244,228)       (102,529)
                                                       --------------------------------------------
   Net increase (decrease) in net assets
      resulting from operations                           (133,758)       (218,688)          1,790
                                                       --------------------------------------------

Units issued                                                36,327          40,683          62,331
                                                       --------------------------------------------

Units redeemed                                            (196,824)     (1,222,342)     (1,939,901)
                                                       --------------------------------------------
Distributions to unit holders:
   Investment income - net                                 (87,470)       (119,211)       (202,046)
   Principal from investment transactions                        -          (3,188)              -
                                                       --------------------------------------------
   Total distributions                                     (87,470)       (122,399)       (202,046)
                                                       --------------------------------------------
Total increase (decrease) in net assets                   (381,725)     (1,522,746)     (2,077,826)

Net assets:
   Beginning of the period                               1,820,701       3,343,447       5,421,273
                                                       --------------------------------------------
   End of the period                                   $ 1,438,976     $ 1,820,701     $ 3,343,447
                                                       ============================================
Distributable funds (deficit) at end of the period     $       617     $     8,777     $    15,060
                                                       ============================================
Trust units:
   Beginning of the period                                 237,976         376,707         591,297
   Issued                                                    5,267           4,843           7,202
   Redeemed                                                (27,454)       (143,574)       (221,792)
                                                       --------------------------------------------
   End of the period                                       215,789         237,976         376,707
                                                       ============================================

Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

                                     FT 963
             FLORIDA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 2

                          NOTES TO FINANCIAL STATEMENTS


1.    Organization

FT 963, Florida Municipal Income Closed-End Portfolio, Series 2 (the "Trust") is a unit investment trust consisting of a portfolio containing common stocks of closed-end investment companies which are considered to be concentrated in tax-exempt bonds issued by Florida municipalities. The Trust was established on March 4, 2005, and has a mandatory termination date of March 4, 2010.

2.    Significant accounting policies

Basis of presentation - The financial statements are presented on the accrual basis of accounting.

Security valuation - Securities are stated at fair value as reported by First Trust Advisors L.P. (the "Evaluator"), an affiliate of First Trust Portfolios L.P. (the "Sponsor"), and as determined generally based on the closing sale prices of listed equity securities or, if no closing sale price is available, then the closing bid price, and the closing bid prices of over-the-counter traded equity securities. If the closing bid price is unavailable, the valuation is generally determined a) on the basis of current bid prices for comparable securities, b) by appraising the value of the securities on the bid side of the market, or c) by any combination of the above.

Fair Value Measurements - The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective March 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Trust would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the security. FAS 157 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including the technique or pricing model used to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

   o  Level 1 - quoted prices in active markets for identical investments
   o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)
   o Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The valuation techniques used by the Trust to measure fair value during the year ended February 28, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Trust's securities carried at fair value:


Valuation Inputs

Level 1--Quoted Price                                     $    1,438,359
Level 2--Other Significant Observable Inputs                           -
Level 3--Significant Unobservable Inputs                               -
                                                          --------------
Total                                                     $    1,438,359
                                                          ==============


Dividend income - Dividends are recognized on the ex-dividend date.

Security cost - Cost of the equity securities is based on the fair value of such securities on the dates the securities were deposited in the Trust. The cost of securities sold is determined using the average cost method. Securities transactions are recorded on the trade date.

Federal income taxes - The Trust is not taxable for federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

The Trust accounts for uncertain tax positions under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 is effective for fiscal years beginning after December 15, 2006. The Trust has recognized no liability in connection with FIN 48 in the accompanying financial statements.

Expenses of the Trust - The Trust pays a fee for Trustee services of $0.0096 per annum per unit, and an annual fee for portfolio supervision, bookkeeping, administrative and evaluation services to the Evaluator of $0.0080 per unit. The Trust incurs expenses of the Trustee according to its responsibilities under the Trust Indenture. The Trust may incur other miscellaneous expenses.

The Trust paid a creation and development fee of $0.050 per Unit at the end of the initial offering period, which compensated the Sponsor for creating and developing the Trust.

Organization costs - The Public Offering Price paid by unit holders included an amount sufficient to pay for all or a portion of the costs incurred in establishing the Trust, including costs of preparing the registration statement, the Trust indenture and other closing documents, registering units with the Securities and Exchange Commission and states, the initial audit of the Trust's portfolio, legal fees and the initial fees and expenses of the Trustee. Such costs, totaling $6,961 have been paid.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Net unrealized appreciation (depreciation)

An analysis of net unrealized appreciation (depreciation) at February 28, 2009 follows:


                  Unrealized appreciation                $         -
                  Unrealized depreciation                   (523,456)
                                                         ------------
                                                         $  (523,456)
                                                         ============

4.    Other information
Cost to investors - The cost to initial investors of units of the Trust was based on the aggregate underlying value of the securities on the date of an investor's purchase, plus any cash, dividends receivable and the maximum sales charge of 4.95% of the Public Offering Price (equivalent to approximately 5.00% of the net amount invested, exclusive of the deferred sales charge and the creation and development fee). The maximum sales charge consists of the initial up-front sales charge of $0.100 per unit, the deferred sales charge of $0.345 per unit which was paid to the Sponsor over a three-month period ended November 18, 2005, and the creation and development fee.

Distributions to unit holders - Income distributions to unit holders, if any, are made on the last day of each month to unit holders of record on the fifteenth day of each month. Capital distributions to unit holders, if any, are made on the last day of each month to unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $0.01 per unit. Notwithstanding, capital distributions, if any, will be made in December of each year.

5.    Financial Highlights

Dividend income, Expenses and Investment income (loss) - net per unit have been calculated based on the weighted-average number of units outstanding during the period. Distributions to unit holders, if any, per unit reflect the Trust's actual distributions during the period. The Net gain (loss) on investments per unit includes the effects of changes arising from the issuance and/or redemption of units during the period at net asset values which differed from the net asset value per unit at the beginning of the period. Total return does not include reinvestment of distributions. The investment income (loss) - net and total expense ratios are computed based upon the quarterly weighted average net assets for the Trust.

                                                                                        Period from
                                                                                        March 4, 2005
                                             Year ended     Year ended    Year ended    (Initial Date of
                                             February 28,   February 29,  February 28,   Deposit) to
                                                2009           2008          2007        February 28, 2006
Dividend income                                $ 0.429       $  0.445      $  0.458       $ 0.520
Expenses                                        (0.031)        (0.030)       (0.027)       (0.092)
                                               ---------------------------------------------------
      Investment income (loss) - net             0.398          0.415         0.431         0.428

Distributions to unit holders:
   Investment income - net                      (0.393)        (0.401)       (0.425)       (0.482)
   Principal from investment transactions            -         (0.013)            -        (0.009)

Net gain (loss) on investments                  (0.988)        (1.225)       (0.299)       (0.245)
                                               ---------------------------------------------------
      Total increase (decrease) in net assets   (0.983)        (1.224)       (0.293)       (0.308)

Net assets:
   Beginning of the period                       7.651          8.875         9.168         9.476
                                               ---------------------------------------------------
   End of the period                           $ 6.668       $  7.651      $  8.875       $ 9.168
                                               ===================================================

Total return                                    (7.71)%        (9.13)%        1.44 %         1.93 % *
Ratio of total expenses to average net assets    0.43 %         0.35 %        0.30 %         1.06 % **
Ratio of investment income (loss) - net to
   average net assets                            5.55 %         4.87 %        4.86 %         4.98 % **


*   Not annualized.
**  Exclusive of creation and development fees, the ratios of total expenses and net investment income to average net assets would have been 0.34% and 5.70%, respectively.


                                     FT 963
             FLORIDA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 2

                                    PART ONE
                 Must be Accompanied by Part Two and Part Three

                               -------------------
                               P R O S P E C T U S
                               -------------------


                  SPONSOR:                     First Trust Portfolios L.P.
                                               120 E. Liberty Drive, Ste. 400
                                               Wheaton, IL  60187
                                               (800) 621-1675

                  TRUSTEE:                     The Bank of New York Mellon
                                               101 Barclay Street
                                               New York, New York 10286

                  LEGAL COUNSEL                Chapman and Cutler LLP
                  TO SPONSOR:                  111 West Monroe Street
                                               Chicago, Illinois 60603

                  LEGAL COUNSEL                Carter Ledyard & Milburn LLP
                  TO TRUSTEE:                  2 Wall Street
                                               New York, New York 10005

                  INDEPENDENT                  Deloitte & Touche LLP
                  REGISTERED PUBLIC            111 South Wacker Drive
                  ACCOUNTING FIRM:             Chicago, Illinois 60606


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


                                     FT 963
            NEW YORK MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7
                                  442,219 UNITS



PROSPECTUS
Part One
Dated June 30, 2009

Note:   Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

The Trust

FT 963, New York Municipal Income Closed-End Portfolio, Series 7 (the "Trust") is a unit investment trust consisting of a portfolio containing common stocks of closed-end investment companies which are considered to be concentrated in tax-exempt bonds issued by New York municipalities. At May 1, 2009, each Unit represented a 1/442,219 undivided interest in the principal and net income of the Trust (see "The FT Series" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, First Trust Portfolios L.P., in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per Unit is equal to the aggregate value of the Securities in the Portfolio of the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust divided by the number of Units outstanding, plus a sales charge of 3.00% of the Public Offering Price (3.093% of the net amount invested) including Income and Principal cash. At May 1, 2009, the Public Offering Price per Unit was $7.654 (see "Public Offering" in Part
Two). The minimum purchase is $1,000 ($500 for Individual Retirement Accounts or other qualified retirement plans).

        Please retain all parts of this Prospectus for future reference.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                           FIRST TRUST PORTFOLIOS L.P.
                                     Sponsor

                                     FT 963
            NEW YORK MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7
               SUMMARY OF ESSENTIAL INFORMATION AS OF MAY 1, 2009
                      Sponsor: First Trust Portfolios L.P.
                      Evaluator: First Trust Advisors L.P.
                      Trustee: The Bank of New York Mellon

GENERAL INFORMATION
Number of Units (rounded to the nearest whole unit)                                    442,219
Fractional Undivided Interest in the Trust per Unit                                  1/442,219
Public Offering Price:
   Aggregate Value of Securities in the Portfolio                                   $3,277,163
   Aggregate Value of Securities per Unit                                               $7.411
   Income and Principal cash (overdraft) in the Portfolio                               $6,131
   Income and Principal cash (overdraft) per Unit                                       $0.014
   Sales Charge 3.093% (3.00% of Public Offering Price,
      including Income and Principal cash)                                              $0.229
   Public Offering Price per Unit                                                       $7.654
Redemption Price and Sponsor Repurchase Price per Unit
   ($0.229 less than the Public Offering Price per Unit)                                $7.425

Date Trust Established                                                           March 4, 2005

Mandatory Termination Date                                                       March 4, 2010

Portfolio supervision, bookkeeping, administrative and evaluation fees are $0.0080 per Unit annually.

Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m.
Eastern time) on each day on which it is open.

Trustee's Annual Fee: $0.0096 per Unit.

Capital Distribution Record Date and Distribution Date: Distributions from the
Capital Account will be made monthly payable on the last day of the month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $0.01 per Unit. Notwithstanding, distributions of funds in the Capital Account, if any, will be made in December of each year.

Income Distribution Record Date: Fifteenth day of each month.

Income Distribution Date:  Last day of each month.

A Unit holder who owns at least 2,500 Units may request an "In-Kind
Distribution" upon redemption or upon termination of the Trust. See "Income and Capital Distributions" in Part Two.

           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Unit Holders of FT 963,
New York Municipal Income Closed-End Portfolio, Series 7


We have audited the statement of assets and liabilities of FT 963, New York Municipal Income Closed-End Portfolio, Series 7 (the "Trust"), including the schedule of investments, as of February 28, 2009, and the related statements of operations and of changes in net assets for each of the three years then ended and financial highlights for each of the three years then ended and for the period from March 4, 2005 (Initial Date of Deposit) to February 28, 2006. These financial statements and financial highlights are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FT 963, New York Municipal Income Closed-End Portfolio, Series 7, at February 28, 2009, and the results of its operations and changes in its net assets for each of the three years then ended and financial highlights for each of the three years then ended and for the period from March 4, 2005 (Initial Date of Deposit) to February 28, 2006, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Chicago, Illinois
June 26, 2009

                                     FT 963
            NEW YORK MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7

                       STATEMENT OF ASSETS AND LIABILITIES

                                February 28, 2009

ASSETS
Securities, at fair value (cost, $4,111,062)                                       $ 3,064,711
Cash                                                                                    11,515
Dividends receivable                                                                    13,629
Unit subscriptions receivable                                                            2,562
                                                                                   ------------
TOTAL ASSETS                                                                       $ 3,092,417
                                                                                   ============

LIABILITIES AND NET ASSETS

Accrued liabilities                                                                $     4,162
Payable for securities purchased                                                         2,715
                                                                                   ------------
TOTAL LIABILITIES                                                                        6,877
                                                                                   ------------

Net assets, applicable to 442,141 outstanding
  units of fractional undivided interest:
   Cost of securities                                                                4,111,062
   Net unrealized appreciation (depreciation)                                       (1,046,351)
   Distributable funds (deficit), net of deferred sales charges
      of $310,621 and organization costs of $8,113                                      20,829
                                                                                   ------------
NET ASSETS                                                                           3,085,540
                                                                                   ------------
TOTAL LIABILITIES AND NET ASSETS                                                   $ 3,092,417
                                                                                   ============
Net asset value per unit                                                           $     6.979
                                                                                   ============


Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

                                     FT 963
            NEW YORK MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7

                             SCHEDULE OF INVESTMENTS

                                February 28, 2009

    Number                                                                         Fair
    of Shares         Name of Issuer of Equity Securities (1)                      Value
   10,281             Alliance New York Municipal Income Fund, Inc.                $   116,278
    9,480             BlackRock Muni New York Intermediate Duration Fund, Inc.          94,990
   16,094             BlackRock MuniHoldings New York Insured Fund, Inc.               167,699
   17,687             BlackRock MuniYield New York Insured Fund, Inc.                  177,047
   14,554             BlackRock New York Insured Municipal Income Trust                169,991
    7,286             BlackRock New York Municipal Bond Trust                           89,472
   15,886             BlackRock New York Municipal Income Trust                        188,249
    8,654             BlackRock New York Municipal Income Trust II                      93,723
   16,656             Eaton Vance Insured New York Municipal Bond Fund                 194,875
    9,248             Eaton Vance New York Municipal Income Trust                       93,867
    9,703             Neuberger Berman New York Intermediate Municipal Fund, Inc.      115,951
   12,789             Nuveen Insured New York Dividend Advantage Municipal Fund        150,271
   12,581             Nuveen Insured New York Premium Income Municipal Fund            146,191
   12,132             Nuveen New York Dividend Advantage Municipal Fund                138,305
    8,510             Nuveen New York Dividend Advantage Municipal Fund 2               94,121
   12,438             Nuveen New York Investment Quality Municipal Fund                142,788
   12,159             Nuveen New York Performance Plus Municipal Fund                  141,166
   12,551             Nuveen New York Quality Income Municipal Fund                    141,324
    8,226             Nuveen New York Select Quality Municipal Fund                     93,694
    16,715            PIMCO New York Municipal Income Fund                             150,268
   15,860             PIMCO New York Municipal Income Fund II                          153,683
   14,289             PIMCO New York Municipal Income Fund III                         115,455
    8,280             Van Kampen Trust for Investment Grade New York Municipals         95,303
                                                                                   -----------
                      Total Securities (total cost $4,111,062) - 99%               $ 3,064,711
                                                                                   ===========


(1) Percentages are calculated based on net assets. All companies headquartered in the United States of America.

See notes to financial statements.

                                     FT 963
            NEW YORK MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7

                            STATEMENTS OF OPERATIONS

                                                   Year ended      Year ended       Year ended
                                                   February 28,    February 29,     February 28,
                                                      2009            2008             2007
Dividend income                                  $   218,356     $   264,425     $   325,570

Expenses
   Trustee and other service fees                     (6,391)         (6,479)         (9,142)
   Portfolio supervision, bookkeeping,
      administrative and evaluation fees              (2,527)         (3,767)         (4,418)
   Other expenses                                     (3,270)         (4,163)         (4,143)
                                                 --------------------------------------------
   Total expenses                                    (12,188)        (14,409)        (17,703)
                                                 --------------------------------------------
      Investment income (loss) - net                 206,168         250,016         307,867

Net gain (loss) on investments:
   Net realized gain (loss)                         (173,274)        (24,185)         13,240
   Change in net unrealized appreciation
      (depreciation)                                (507,229)       (701,338)       (139,531)
                                                 --------------------------------------------
   Net gain (loss) on investments                   (680,503)       (725,523)       (126,291)
                                                 --------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                     $  (474,335)    $  (475,507)    $   181,576
                                                 ============================================


See notes to financial statements.

                                     FT 963
            NEW YORK MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                        Year ended      Year ended       Year ended
                                                        February 28,    February 29,     February 28,
                                                           2009            2008             2007
Net increase (decrease) in net assets
  resulting from operations:
   Investment income (loss) - net                     $   206,168     $   250,016     $   307,867
   Net realized gain (loss) on investments               (173,274)        (24,185)         13,240
   Change in net unrealized appreciation
      (depreciation) on investments                      (507,229)       (701,338)       (139,531)
                                                      --------------------------------------------
   Net increase (decrease) in net assets
      resulting from operations                          (474,335)       (475,507)        181,576
                                                      --------------------------------------------

Units issued                                               28,520          49,740          62,388
                                                      --------------------------------------------

Units redeemed                                           (707,317)       (768,895)     (1,652,725)
                                                      --------------------------------------------
Distributions to unit holders:
   Investment income - net                               (203,075)       (249,145)       (312,827)
   Principal from investment transactions                  (4,016)              -          (7,721)
                                                      --------------------------------------------
   Total distributions                                   (207,091)       (249,145)       (320,548)
                                                      --------------------------------------------
Total increase (decrease) in net assets                (1,360,223)     (1,443,807)     (1,729,309)

Net assets:
   Beginning of the period                              4,445,763       5,889,570       7,618,879
                                                      --------------------------------------------
   End of the period                                  $ 3,085,540     $ 4,445,763     $ 5,889,570
                                                      ============================================
Distributable funds (deficit) at end of the period    $    20,829     $    25,471     $    16,690
                                                      ============================================
Trust units:
   Beginning of the period                                532,585         611,910         781,281
   Issued                                                   3,826           5,513           6,605
   Redeemed                                               (94,270)        (84,838)       (175,976)
                                                      --------------------------------------------
   End of the period                                      442,141         532,585         611,910
                                                      ============================================

Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

                                     FT 963
            NEW YORK MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7

                          NOTES TO FINANCIAL STATEMENTS


1.    Organization

FT 963, New York Municipal Income Closed-End Portfolio, Series 7 (the "Trust") is a unit investment trust consisting of a portfolio containing common stocks of closed-end investment companies which are considered to be concentrated in tax-exempt bonds issued by New York municipalities. The Trust was established on March 4, 2005, and has a mandatory termination date of March 4, 2010.

2.    Significant accounting policies

Basis of presentation - The financial statements are presented on the accrual basis of accounting.

Security valuation - Securities are stated at fair value as reported by First Trust Advisors L.P. (the "Evaluator"), an affiliate of First Trust Portfolios L.P. (the "Sponsor"), and as determined generally based on the closing sale prices of listed equity securities or, if no closing sale price is available, then the closing bid price, and the closing bid prices of over-the-counter traded equity securities. If the closing bid price is unavailable, the valuation is generally determined a) on the basis of current bid prices for comparable securities, b) by appraising the value of the securities on the bid side of the market, or c) by any combination of the above.

Fair Value Measurements - The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective March 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Trust would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the security. FAS 157 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including the technique or pricing model used to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

   o  Level 1 - quoted prices in active markets for identical investments
   o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

   o Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The valuation techniques used by the Trust to measure fair value during the year ended February 28, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Trust's securities carried at fair value:

Valuation Inputs
Level 1--Quoted Price                                           $ 3,064,711
Level 2--Other Significant Observable Inputs                              -
Level 3--Significant Unobservable Inputs                                  -
                                                                -----------
Total                                                           $ 3,064,711
                                                                ===========

Dividend income - Dividends are recognized on the ex-dividend date.

Security cost - Cost of the equity securities is based on the market value of such securities on the dates the securities were deposited in the Trust. The cost of securities sold is determined using the average cost method. Securities transactions are recorded on the trade date.

Federal income taxes - The Trust is not taxable for federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

The Trust accounts for uncertain tax positions under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 is effective for fiscal years beginning after December 15, 2006. The Trust has recognized no liability in connection with FIN 48 in the accompanying financial statements.

Expenses of the Trust - The Trust pays a fee for Trustee services of $0.0096 per annum per unit, and an annual fee for portfolio supervision, bookkeeping, administrative and evaluation services to the Evaluator of $0.0080 per unit. The Trust incurs expenses of the Trustee according to its responsibilities under the Trust Indenture. The Trust may incur other miscellaneous expenses.

The Trust paid a creation and development fee of $0.050 per Unit at the end of the initial offering period, which compensated the Sponsor for creating and developing the Trust.

Organization costs - The Public Offering Price paid by unit holders included an amount sufficient to pay for all or a portion of the costs incurred in establishing the Trust, including costs of preparing the registration statement, the Trust indenture and other closing documents, registering units with the Securities and Exchange Commission and states, the initial audit of the Trust's portfolio, legal fees and the initial fees and expenses of the Trustee. Such costs, totaling $8,113 have been paid.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Net unrealized appreciation (depreciation)

An analysis of net unrealized appreciation (depreciation) at February 28, 2009 follows:


                  Unrealized appreciation                 $         -
                  Unrealized depreciation                  (1,046,351)
                                                          ------------
                                                          $(1,046,351)
                                                          ============

4.    Other information

Cost to investors - The cost to initial investors of units of the Trust was based on the aggregate underlying value of the securities on the date of an investor's purchase, plus any cash, dividends receivable and the maximum sales charge of 4.95% of the Public Offering Price (equivalent to approximately 5.00% of the net amount invested, exclusive of the deferred sales charge and the creation and development fee). The maximum sales charge consists of the initial up-front sales charge of $0.100 per unit, the deferred sales charge of $0.345 per unit which was paid to the Sponsor over a three-month period ended November 18, 2005, and the creation and development fee.

Distributions to unit holders - Income distributions to unit holders, if any, are made on the last day of each month to unit holders of record on the fifteenth day of each month. Capital distributions to unit holders, if any, are made on the last day of each month to unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $0.01 per unit. Notwithstanding, capital distributions, if any, will be made in December of each year.

5.    Financial Highlights

Dividend income, Expenses and Investment income (loss) - net per unit have been calculated based on the weighted-average number of units outstanding during the period. Distributions to unit holders, if any, per unit reflect the Trust's actual distributions during the period. The Net gain (loss) on investments per unit includes the effects of changes arising from the issuance and/or redemption of units during the period at net asset values which differed from the net asset value per unit at the beginning of the period. Total return does not include reinvestment of distributions. The investment income (loss) - net and total expense ratios are computed based upon the quarterly weighted average net assets for the Trust.

                                                                                         Period from
                                                                                         March 4, 2005
                                              Year ended     Year ended    Year ended    (Initial Date of
                                              February 28,   February 29,  February 28,  Deposit) to
                                                 2009           2008          2007       February 28, 2006
Dividend income                                 $ 0.448       $  0.458      $  0.488       $ 0.553
Expenses                                         (0.025)        (0.025)       (0.027)       (0.088)
                                                ---------------------------------------------------
      Investment income (loss) - net              0.423          0.433         0.461         0.465

Distributions to unit holders:
   Investment income - net                       (0.417)        (0.431)       (0.470)       (0.492)
   Principal from investment transactions        (0.009)            -         (0.013)       (0.064)

Net gain (loss) on investments                   (1.366)        (1.279)       (0.105)        0.367
                                                 --------------------------------------------------
      Total increase (decrease) in net assets    (1.369)        (1.277)       (0.127)        0.276

Net assets:
   Beginning of the period                        8.348          9.625         9.752         9.476
                                                ---------------------------------------------------

   End of the period                            $ 6.979       $  8.348      $  9.625       $ 9.752
                                                ===================================================

Total return                                    (11.30)%        (8.79)%        3.65 %        8.78 % *
Ratio of total expenses to average net assets     0.33 %         0.28 %        0.27 %        1.04 % **
Ratio of investment income (loss) - net to
   average net assets                             5.50 %         4.80 %        4.74 %        5.50 % **


*   Not annualized.
** Exclusive of creation and development fees, the ratios of total expenses and net investment income to average net assets would have been 0.32% and 6.22%, respectively.


                                     FT 963
            NEW YORK MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7

                                    PART ONE
                 Must be Accompanied by Part Two and Part Three

                               -------------------
                               P R O S P E C T U S
                               -------------------


               SPONSOR:                     First Trust Portfolios L.P.
                                            120 E. Liberty Drive, Ste. 400
                                            Wheaton, IL  60187
                                            (800) 621-1675

               TRUSTEE:                     The Bank of New York Mellon
                                            101 Barclay Street
                                            New York, New York 10286

               LEGAL COUNSEL                Chapman and Cutler LLP
               TO SPONSOR:                  111 West Monroe Street
                                            Chicago, Illinois 60603

               LEGAL COUNSEL                Carter Ledyard & Milburn LLP
               TO TRUSTEE:                  2 Wall Street
                                            New York, New York 10005

               INDEPENDENT                  Deloitte & Touche LLP
               REGISTERED PUBLIC            111 South Wacker Drive
               ACCOUNTING FIRM:             Chicago, Illinois 60606


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.



                THE FIRST TRUST SPECIAL SITUATIONS TRUST
                                FT SERIES

PROSPECTUS                                   Note: This Part Two Prospectus may
Part Two                                             only be used with Part One
Dated October 31, 2008                                           and Part Three

The FT Series (formerly known as The First Trust Special Situations Trust) is a unit investment trust. The FT Series has many separate series. The Part One which accompanies this Part Two describes one such series of the FT Series. Each series of the FT Series consists of one or more portfolios ("Trust(s)") which invest in one or more of the following: common stock ("Equity Securities"), preferred stock ("Preferred Stocks"), trust preferred securities ("Trust Preferred Securities"), real estate investment trusts ("REITs"), U.S. Treasury zero coupon bonds ("Treasury Obligations"), corporate debt obligations ("Corporate Bonds") and/or closed-end funds ("Closed-End Funds"). See Part One and Part Three for a more complete description of the portfolio for each Trust.

  All Parts of the Prospectus Should be Retained for Future Reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             FIRST TRUST (4)

                             1-800-621-1675

                             Table of Contents

The FT Series                                            3
Risk Factors                                             3
Public Offering                                          6
Distribution of Units                                    7
The Sponsor's Profits                                    8
The Secondary Market                                     8
How We Purchase Units                                    8
Expenses and Charges                                     8
Tax Status                                               9
Retirement Plans                                        14
Rights of Unit Holders                                  14
Income and Capital Distributions                        15
Redeeming Your Units                                    16
Removing Securities from a Trust                        17
Amending or Terminating the Indenture                   17
Information on the Sponsor, Trustee,
   FTPS Unit Servicing Agent and Evaluator              18
Other Information                                       19

                      The FT Series

The FT Series Defined.

We, First Trust Portfolios L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the FT Series or its predecessor, The First Trust Special
Situations Trust. See Part One for a description of the series and Trusts for which this Part Two prospectus relates.

Each Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among First Trust Portfolios L.P., as Sponsor, The Bank of New York Mellon as Trustee, FTP Services LLC ("FTPS") as FTPS Unit Servicing Agent for certain Trusts, as set forth in Part One, Securities Evaluation Service, Inc., as Evaluator for certain Trusts, First Trust Advisors L.P., as Evaluator for certain Trusts, and First Trust Advisors L.P. as Portfolio Supervisor, governs the operation of the Trusts.

How We Created the Trusts.

On the Initial Date of Deposit for each Trust, we deposited a portfolio or portfolios of one or more of following: Equity Securities, Preferred Stocks, Trust Preferred Securities, Closed-End Funds, Treasury Obligations, Corporate Bonds and/or REITs, (collectively, the "Securities") with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units ("Units").

See "Portfolios-Objectives" in Part Three for each Trust for a specific description of such Trust's objective.

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Since the prices of the Securities will fluctuate daily, the ratio of Securities in the Trusts, on a market value basis, will also change daily. Securities may periodically be sold under certain circumstances, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in the Trusts. As the holder of the Securities, the Trustee will vote all of the Securities and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Securities.

                       Risk Factors

Price Volatility. The Trusts may invest in any of the securities set forth in "The FT Series." The value of a Trust's Units will fluctuate with changes in the value of these securities. The prices of securities fluctuate for several reasons, including the type of security, changes in investor's perceptions of the financial condition of an issuer or the general condition of the relevant market, or when political or economic events effecting the issuers occur. In addition, prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. However, because preferred stock dividends are fixed (though not guaranteed) and preferred stocks typically have superior rights to common stocks in dividend distributions and liquidation, they are generally less volatile than common stocks.

The value of the Treasury Obligations will be adversely affected by decreases in bond prices and increases in interest rates. Zero coupon bonds do not provide for the payment of any current interest. The buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are bonds of comparable quality that pay interest currently.

Because the Trusts are not managed, the Trustee will not sell securities in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time, or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Small-Cap Companies. Certain of the Securities in the Trust are issued by companies with market capitalizations of less than $1 billion. Smaller companies present some unique investment risks. Small-caps may have limited product lines, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies. Stocks of smaller companies may be less liquid than those of larger companies and may experience greater price fluctuations than larger companies. In addition, small-cap stocks may not be widely followed by the investment community, which may result in low demand.

Distributions. There is no guarantee that the issuers of the Equity Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time. In addition, there is no assurance that the issuers of the Preferred Stocks included in a Trust will be able to pay dividends at their stated rate in the future.

Because the Treasury Obligations pay no interest until their maturity, Equity Securities may have to be sold to pay Trust expenses or meet redemption requests. As the Treasury Obligations ensure that certain Trusts will be able to provide $10 per Unit at such Trust's termination, they will not be sold to pay expenses of that Trust or to meet redemption requests unless their sale will not reduce the per Unit termination value below $10. The sale of a portion of the Equity Securities in these situations will reduce the capital appreciation potential of such Trust. In addition, although the Treasury Obligations pay no interest until they mature, they are deemed for federal income tax purposes to have been issued with original issue discount which accrues on a daily basis over their life. Each year you must include as part of your taxable income the amount of any accreted original issue discount on the Treasury Obligations. Therefore, you will be taxed on the Treasury Obligations even prior to receiving any cash distributions. See "Tax Status" for further information.

Termination Value. If your Trust has been designed to return to investors at least $10 per Unit only at termination and you redeem or sell your Units prior to termination of your Trust, the amount you will receive will be affected by the values at that time of the Treasury Obligations and of the Equity Securities, and you may receive less than $10 per Unit.

Preferred Stocks. Certain of the Trusts may contain preferred stocks. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

Trust Preferred Securities. Certain Trusts may contain trust preferred securities. Trust preferred securities are limited-life preferred securities typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. Trust preferred securities are subject to unique risks which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the issuer and may be deferred for up to 20 consecutive quarters, and that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events.

Investment Grade Bonds. Investment grade corporate bonds are subject to various risks including the risks that: the value of the bonds will fluctuate; a bond's issuer will be unable to meet its obligation to pay principal or interest on the bond; the issuer will pre-pay or "call" a bond before its stated maturity; a bond will fall in value if a rating agency decreases the bond's rating; and the value of a bond will fall if trading on the bond is limited or absent. The value of investment grade bonds will decline with increases in interest rates, not only because interest rates generally decrease values, but also because increased rates may indicate an economic slowdown. An economic slowdown, or a reduction in an issuer's creditworthiness, may result in the issuer being unable to maintain earnings at a level sufficient to maintain interest and principal payments on its bonds.

High-Yield Securities. Certain of the Securities held by certain Trusts are rated below investment grade by one or more rating agencies. These Securities are considered high-yield or "junk" securities. High-yield, high risk securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. The value of these securities will decline significantly with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown. An economic slowdown, or a reduction in an issuer's creditworthiness, may result in the issuer being unable to maintain earnings at a level sufficient to maintain interest and principal payments.

High-yield or "junk" bonds, the generic names for bonds rated below "BBB-" by Standard & Poor's or below "Baa3" by Moody's, are frequently issued by corporations in the growth stage of their development or by established companies who are highly leveraged or whose operations or industries are depressed. Obligations rated below "BBB-" should be considered speculative as these ratings indicate a quality of less than investment grade. Because high-yield bonds are generally subordinated obligations and are perceived by investors to be riskier than higher rated bonds, their prices tend to fluctuate more than higher rated bonds and are affected by short-term credit developments to a greater degree.

Closed End Funds. Certain Trusts may contain common stocks issued by closed-end investment companies. Closed-end funds are actively managed investment companies which invest in various types of securities. Closed-end funds issue shares of common stock that are traded on a securities exchange. Closed-end funds are subject to various risks, including management's ability to meet the closed-end fund's investment objective, and to manage the closed-end fund portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding closed-end funds or their underlying investments change.

Shares of closed-end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of closed-end fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

Certain of the Closed-End Funds included in certain Trusts may employ the use of leverage in their portfolios through the issuance of preferred stock. While leverage often serves to increase the yield of a closed-end fund, this leverage also subjects the closed-end fund to increased risks, including the likelihood of increased volatility and the possibility that the closed-end fund's common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises.

Real Estate Investment Trusts. Certain Trusts may contain securities issued by Real Estate Investment Trusts ("REITs"). REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The value of the REITs and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owner to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs.

Income/Royalty Trusts. Income/royalty trusts in which a Trust invests are generally equity investments and thus share many of the risks inherent in investing in equity securities. In many circumstances, the income/royalty trusts in which a Trust invests have limited operating histories. The value of income/royalty trusts in which a Trust invests may be influenced by factors that are not within such Trust's control, including the financial performance of the respective issuers, interest rates, exchange rates, commodity prices (which will vary and are determined by supply and demand factors, including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

Income/royalty trusts are also subject to the following risks:

- Lack of diversification. The income/royalty trusts in which a Trust invests tend to be heavily invested in real estate, oil and gas, pipelines and other infrastructure.

- Potential sacrifice of growth. Potential growth may be sacrificed because revenue is passed on to unit holders, rather than reinvested in the business.

- No guarantees. Income/royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying an income/royalty trust do not perform as expected, the income/royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the income/royalty trust and general economic conditions.

- Potential for tax recharacterization or changes. The current Canadian tax treatment of certain income/royalty trusts not treated as corporations that allows income to flow through to investors and be taxed only at the individual level could be challenged under existing Canadian tax laws, or such tax laws could change. Conversely, there may be a risk of recharacterization to such flow-through treatment for U.S. tax purposes. On June 22, 2007, the Canadian Senate passed into law the Tax Fairness Plan, which included a tax on distributions paid by income/royalty trusts. For those income/royalty trusts that begin public trading after October 31, 2006, the application of the distribution tax commenced in 2007. For income/royalty trusts that began public trading before November 1, 2006, the distribution tax will apply beginning in 2011. The distribution tax could have a material impact on the current market value of all income/royalty trusts.

Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the Trusts. In addition, litigation regarding any of the issuers of the Securities, or of the industries represented by such issuers may negatively impact the value of these Securities. We cannot predict what impact any pending or proposed legislation or pending or threatened litigation will have on the value of the Securities.

Foreign Stocks. Certain of the Securities in certain of the Trusts may be issued by foreign companies, which makes the Trusts subject to more risks than if they invested solely in domestic common stocks. These Securities are either directly listed on a U.S. securities exchange or are in the form of American Depositary Receipts ("ADRs") which are listed on a U.S. securities exchange. Risks of foreign common stocks include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; and lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers and issuers in foreign countries.

                      Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the per Unit price of which is comprised of the following:

The aggregate offering side evaluation of the Treasury Obligations;

The aggregate underlying value of the Securities (except the Treasury Obligations);

The amount of any cash in the Income and Capital Accounts;

Dividends receivable on Securities; and

The total sales charge.

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" in Part One due to various factors, including fluctuations in the prices of the Securities and changes in the value of the Income and/or Capital Accounts.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Sales Charges.

The sales charge you will pay will consist of a one-time initial sales charge as listed in Part One for each Trust. See Part Three "Public Offering" for additional information for each Trust.

Investors purchasing Units through registered broker/ dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these or comparable services as part of an investment account where a comprehensive "wrap fee" or similar charge is imposed ("Fee Accounts") will purchase such Units at the Public Offering Price less the applicable dealer concession. Certain Fee Accounts Unit holders may be assessed transaction or other account fees on the purchase and/or redemption of such Units by their broker/dealer or other processing organizations for providing certain transaction or account activities. We reserve the right to limit or deny purchases of Units not subject to a sales charge by investors whose frequent trading activity we determine to be detrimental to a Trust.

The Value of the Securities.

The Evaluator will determine the aggregate underlying value of the Securities in a Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus will exclude Saturdays, Sundays and certain national holidays on which the NYSE is closed.

The aggregate underlying value of the Treasury Obligations will be determined on the basis of current offering prices.

The aggregate underlying value of the Securities (except the Treasury Obligations) in a Trust will be determined as follows: if the Securities are listed on a securities exchange or The Nasdaq Stock Market, their value is generally based on the closing sale prices on that exchange or system (unless it is determined that these prices are not appropriate as a basis for valuation). For purposes of valuing Securities traded on the Nasdaq Stock Market, closing sale price shall mean the Nasdaq Official Closing Price ("NOCP") as determined by Nasdaq. However, if there is no closing sale price on that exchange or system, they are valued based on the closing bid prices. If the Securities are not so listed, or, if so listed and the principal market for them is other than on that exchange or system, their value will generally be based on the current bid prices on the over-the-counter market (unless it is determined that these prices are not appropriate as a basis for valuation). If current bid prices are unavailable, the valuation is generally determined:

a) On the basis of current bid prices for comparable securities;

b) By appraising the value of the Securities on the bid side of the market; or

c) By any combination of the above.

                   Distribution of Units

We intend to qualify Units of the Trusts for sale in a number of states. All Units will be sold at the then current Public Offering Price.

The Sponsor compensates intermediaries, such as broker/dealers and banks, for their activities that are intended to result in sales of Units of the Trusts. This compensation includes dealer concessions described in the following section and may include additional concessions and other compensation and benefits to broker/dealers and other intermediaries.

Dealer Concessions.

Dealers will receive concessions on the sale of Units in the amounts set forth in Part Three of this prospectus. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Other Compensation and Benefits to Broker/Dealers.

The Sponsor, at its own expense and out of its own profits, currently provides additional compensation and benefits to broker/dealers who sell shares of Units of this Trust and other First Trust products. This compensation is intended to result in additional sales of First Trust products and/or compensate broker/dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of First Trust products by the intermediary or its agents, the placing of First Trust products on a preferred or recommended product list, access to an intermediary's personnel, and other factors. The Sponsor makes these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisers, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary's representatives or offices, obtaining shelf space in broker/dealer firms and similar activities designed to promote the sale of the Sponsor's products. The Sponsor makes such payments to a substantial majority of intermediaries that sell First Trust products. The Sponsor may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating Unit sales, such as the costs of developing trading or purchasing trading systems to process Unit trades. Payments of such additional compensation, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend a First Trust product, including the Trust, over products offered by other sponsors or fund companies. These arrangements will not change the price you pay for your Units.

Advertising and Investment Comparisons.

Advertising materials regarding a Trust may discuss several topics, including: developing a long-term financial plan; working with your financial professional; the nature and risks of various investment strategies and unit investment trusts that could help you reach your financial goals; the importance of discipline; how a Trust operates; how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the principal businesses of the companies represented in each Trust, research analysis of why they were selected and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time we may compare the estimated returns of the Trusts (which may show performance net of the expenses and charges the Trusts would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, BusinessWeek, Forbes or Fortune. The investment characteristics of each Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of a Trust's future performance. We may also, from time to time, use advertising which classifies trusts or portfolio securities according to capitalization and/or investment style.

                   The Sponsor's Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit of a Trust less any reduced sales charge as stated in Part Three of this prospectus. In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                   The Secondary Market

Although not obligated, we intend to maintain a market for the Units and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees, Trustee costs to transfer and record the ownership of Units and costs incurred in annually updating each Trust's registration statement. We may discontinue purchases of Units at any time. If you wish to dispose of your Units, you should ask us for the current market prices before making a tender for redemption to the Trustee.

                   How We Purchase Units

The Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units that we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                   Expenses and Charges

The estimated annual expenses of each Trust are set forth under "Summary of Essential Information" in Part One of this prospectus. If actual expenses of a Trust exceed the estimate, that Trust will bear the excess, other than for excess annual audit costs. The Trustee will pay operating expenses of a Trust from the Income Account of such Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use. In addition, investors will also indirectly pay a portion of the expenses of any underlying Closed-End Funds.

First Trust Advisors L.P., an affiliate of ours, acts as Portfolio Supervisor and Evaluator and will be compensated for providing portfolio supervisory services and evaluation services as well as bookkeeping and other administrative services to the Trusts. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of the Trusts. As Sponsor, we will receive brokerage fees when the Trusts use us (or an affiliate of ours) as agent in buying or selling Securities. Legal and regulatory filing fees and expenses associated with updating a Trust's registration statement yearly are also chargeable to the Trusts. As authorized by the Indenture, the Trustee may employ a subsidiary or affiliate of the Trustee to act as broker to execute certain transactions for a Trust. Each Trust will pay for such services at standard commission rates

FTP Services LLC, an affiliate of ours, acts as FTPS Unit Servicing Agent to certain Trusts, as set forth in Part One, with respect to such

Trust's FTPS Units. Fund/SERV Units are Units which are purchased and sold through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC. In all other respects, FTPS Units are identical to other Units. FTP Services LLC will be compensated for providing shareholder services to the FTPS Units.

The fees payable to First Trust Advisors L.P., FTP Services LLC, Securities Evaluation Service, Inc. and the Trustee are based on the largest aggregate number of Units of a Trust outstanding at any time during the calendar year. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fees paid to us or our affiliates for providing services to all unit investment trusts be more than the actual cost of providing such services in such year.

For certain Trusts, as set forth in the "Summary of Essential Information" appearing in Part One for such Trusts, expenses incurred in establishing such Trusts, including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of the Trust portfolio and the initial fees and expenses of the Trustee and any other out-of-pocket expenses, have been paid by the Trust and are being charged off over a period not to exceed five years from such Trust's Initial Date of Deposit, or over a period not to exceed the life of the Trust, if shorter than five years.

In addition to a Trust's operating expenses and those fees described above, each Trust may also incur the following charges:

License fees payable by a Trust for the use of certain trademarks and trade names associated with such Trust, if any;

All legal and annual auditing expenses of the Trustee according to its responsibilities under the Indenture;

The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

Fees for any extraordinary services the Trustee performed under the Indenture;

Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust;

Foreign custodial and transaction fees, if any; and/or

All taxes and other government charges imposed upon the Securities or any part of a Trust.

The above expenses and the Trustee's annual fee are secured by a lien on the Trusts. Since the dividend income is unpredictable, we cannot guarantee that dividends will be sufficient to meet any or all expenses of the Trusts. If there is not enough cash in the Income or Capital Account, the Trustee has the power to sell Securities in a Trust to make cash available to pay these charges which may result in capital gains or losses to you. See "Tax Status." However, for certain Trusts, Treasury Obligations will not be sold to pay expenses unless their sale will not reduce the per Unit termination value below $10.

Each Trust will be audited annually, so long as we are making a secondary market for Units. We will bear the cost of these annual audits to the extent the costs exceed $0.0050 per Unit. Otherwise, each Trust will pay for the audit. You may request a copy of the audited financial statements from the Trustee.

                        Tax Status

Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trusts. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Grantor Trusts

The following discussion applies to each Trust except a REIT Series.

Assets of the Trusts.

Each Trust is expected to hold one or more of the following: (i) shares of stock in corporations (the "Stocks") that are treated as equity for federal income tax purposes, (ii) equity interests (the "REIT Shares") in real estate investment trusts ("REITs") that constitute interests in entities treated as real estate investment trusts for federal income tax purposes, (iii) Trust Preferred Securities and debt obligations of corporations and Treasury Obligations (collectively, the "Debt Obligations") that are treated as debt for federal income tax purposes; and/or (iv) shares (the "RIC Shares") in funds qualifying as regulated investment companies ("RICs") that are treated as interests in regulated investment companies for federal income tax purposes.

It is possible that a Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by a Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

Trust Status.

Except if indicated otherwise in Part Three of this prospectus, if the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., dividends, interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

Your Tax Basis and Income or Loss upon Disposition.

If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits, or in the case of accruals of original issue discount, market discount, premium and accrued interest with regard to the Debt Obligations, or in the case of certain distributions with respect to REIT Shares that represent a return of capital, as discussed below).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations. Capital gain received from assets held for more than one year that is considered "unrecaptured section 1250 gain" (which may be the case, for example, with some capital gains attributable to the REIT Shares) is taxed at a maximum stated tax rate of 25%. In the case of capital gains dividends, the determination of which portion of the capital gains dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the United States Treasury.

Dividends from Stocks.

Certain dividends received with respect to the Stocks may qualify to be taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied. These special rules relating to the taxation of dividends at capital gains rates generally apply to taxable years beginning before January 1, 2011.

Dividends from RIC Shares and REIT Shares.

Some dividends on the REIT Shares or the RIC Shares may be designated as "capital gain dividends," generally taxable to you as long-term capital gains. Some dividends on the RIC Shares may qualify as "exempt interest dividends," which generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however may be taken into account in determining your alternative minimum tax, and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Other dividends on the REIT Shares or the RIC Shares will generally be taxable to you as ordinary income. Certain ordinary income dividends from a RIC may qualify to be taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the RIC itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Regulated investment companies are required to provide notice to their shareholders of the amount of any distribution that may be taken into account as a dividend that is eligible for the capital gains tax rates. In limited circumstances, some of the ordinary income dividends from a REIT may also qualify to be taxed at the same rates that apply to net capital gains. If you hold a Unit for six months or less or if your Trust holds a RIC Share or REIT Share for six months or less, any loss incurred by you related to the disposition of such RIC Share or REIT Share will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed to have been received) with respect to such RIC Share or REIT Share. Distributions of income or capital gains declared on the REIT Shares or the RIC Shares in October, November or December will be deemed to have been paid to you on December 31 of the year they are declared, even when paid by the REIT or the RIC during the following January.

Dividends Received Deduction.

A corporation that owns Units will generally not be entitled to the dividends received deduction with respect to many dividends received by your Trust, because the dividends received deduction is generally not available for dividends from most foreign corporations or from REITs or RICs. However, certain dividends on the RIC Shares that are attributable to dividends received by the RIC itself from certain domestic corporations may be designated by the RIC as being eligible for the dividends received deduction. Because the Debt Obligations are treated as debt (not equity) for federal income tax purposes, distributions from the Debt Obligations are not eligible for the dividends received deduction.

Discount, Accrued Interest and Premium on Debt Obligations.

Some Debt Obligations may have been issued with original issue discount. This generally means that the Debt Obligations were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Your basis of each Debt Obligation that was issued with original issue discount must be increased as original issue discount accrues.

Some of the Debt Obligations may give their issuers a right to defer payments on the Debt Obligations. Such Debt Obligations are subject to special treatment under the original issue discount rules. Among other things, this treatment may result in you being required to recognize income for federal income tax purposes in a particular year with respect to a Debt Obligation even though the actual cash payments on the Debt Obligation have been deferred to a later year.

Some Debt Obligations may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Debt Obligation over the purchase price of the Debt Obligation. Market discount can arise based on the price your Trust pays for a Debt Obligation or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Debt Obligation, when the Debt Obligation is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions. Stripped U.S. Treasury Obligations are subject to the original issue discount rules, rather than being treated as having market discount.

Some Debt Obligations may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Debt Obligation, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You may elect to amortize premium. If you make this election, you may reduce your interest income received on the Debt Obligation by the amount of the premium that is amortized and your tax basis will be reduced.

If the price of your Units includes accrued interest on a Debt
Obligation, you must include the accrued interest in your tax basis in that Debt Obligation. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Debt Obligation.

This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Debt Obligations that were issued with original issue discount.

In-Kind Distributions.

Under certain circumstances as described in this prospectus, you may request an In-Kind Distribution of Trust Assets when you redeem your Units or at your Trust's termination. By electing to receive an In-Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Because some of the RICs pay exempt-interest dividends, which are treated as tax-exempt interest for federal income tax purposes, you will not be able to deduct some of your share of the Trust expenses. In addition, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Units.

Foreign, State and Local Taxes.

Distributions by your Trust that are treated as U.S. source income (e.g., dividends received on Stocks of domestic corporations) will generally be subject to U.S. income taxation and withholding in the case of Units held by nonresident alien individuals, foreign corporations or other non-U.S. persons, subject to any applicable treaty. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some or all of the income from your Trust or on any gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

Some distributions by your Trust may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor trust rules, you are considered to have paid directly your share of any foreign taxes that are paid. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

Under certain circumstances, a RIC may elect to pass through to its shareholders certain foreign taxes paid by the RIC. If the RIC makes this election with respect to RIC Shares, you must include in your income for federal income tax purposes your portion of such taxes and you may be entitled to a credit or deduction for such taxes.

If any U.S. investor is treated as owning directly or indirectly 10 percent or more of the combined voting power of the stock of a foreign corporation, and all U.S. shareholders of that corporation collectively own more than 50 percent of the vote or value of the stock of that corporation, the foreign corporation may be treated as a controlled foreign corporation (a "CFC"). If you own 10% or more of a CFC (through your Trust and in combination with your other investments) you will be required to include certain types of the CFC's income in your taxable income for federal income tax purposes whether or not such income is distributed to your Trust or to you.

A foreign corporation will generally be treated as a passive foreign investment company (a "PFIC") if 75 percent or more of its income is passive income or if 50% or more of its assets are held to produce passive income. If your Trust purchases shares in a PFIC, you may be subject to U.S. federal income tax on a portion of certain distributions or on gains from the disposition of such shares at rates that were applicable in prior years and any gain may be recharacterized as ordinary income that is not eligible for the lower net capital gains tax rate. Additional charges in the nature of interest may also be imposed on you. Certain elections may be available with respect to PFICs that would limit these consequences. However, these elections would require you to include certain income of the PFIC in your taxable income even if not distributed to your Trust or to you, or require you to annually recognize as ordinary income any increase in the value of the shares of the PFIC, thus requiring you to recognize income for federal income tax purposes in excess of your actual distributions from PFICs and proceeds from dispositions of PFIC stock during a particular year. Dividends paid by PFICs will not be eligible to be taxed at the net capital gains tax rate.

Based on the advice of special counsel to the Trusts for New York tax matters, under the then existing income tax laws of the State and City of New York, your Trust would not be taxed as a corporation, and the income of your Trust would be treated as the income of the Unit holders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Units.

Regulated Investment Company

The following discussion applies only to a REIT Series.

Trust Status.

Each Trust intends to qualify as a "regulated investment company" under the federal tax laws. If the Trust qualifies as a regulated investment company and distributes its income as required by the tax law, the Trust generally will not pay federal income taxes.

Distributions.

Trust distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Trust's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Trust may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how
long you have owned your shares.   To determine your actual tax
liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Trusts may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Trust is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Trusts because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Trusts from certain corporations may be designated by a Trust as being eligible for the dividends received deduction.

Sale or Redemption of Shares.

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses and Certain Ordinary Income Dividends.

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Trust and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from regulated investment companies such as the Trusts are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Trust itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Trusts will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions.

Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Trust securities when you redeem shares or when your Trust terminates. This distribution is generally treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss could not be currently deducted.

Deductibility of Trust Expenses.

Expenses incurred and deducted by your Trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Trust expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

Foreign Tax Credit.

If your Trust invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Trust paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Trust paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Foreign Corporations.

If a Trust holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Trust could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its Unit holders. The Trust will not be able to pass through to its Unit holders any credit or deduction for such taxes. The Trust may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Trust would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Trust might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Trust will be characterized as dividends for federal income tax purposes (other than dividends which a Trust designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from a Trust that are properly designated by such Trust as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that such Trust makes certain elections and certain other conditions are met.

                     Retirement Plans

You may purchase Units of the Trusts for:

Individual Retirement Accounts;

Keogh Plans;

Pension funds; and

Other tax-deferred retirement plans.

Generally, the federal income tax on capital gains and income received in each of the above plans is deferred until you receive distributions. These distributions are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Before participating in a plan like this, you should review the tax laws regarding these plans and consult your attorney or tax advisor. Brokerage firms and other financial institutions offer these plans with varying fees and charges.

                  Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. For purposes of record-keeping, the Trustee will treat the FTPS Unit Servicing Agent as sole Record Owner of FTPS Units on its books. The FTPS Unit Servicing Agent will keep a record of all individual FTPS Units holders, the actual Record Owners of such Units, on its books. It is your responsibility to notify the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) when you become Record Owner, but normally your broker/dealer provides this notice. It is your responsibility to notify the Trustee when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with your signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will send you:

A written initial transaction statement containing a description of the Trust;

A list of the number of Units issued or transferred;

Your name, address and Taxpayer Identification Number ("TIN");

A notation of any liens or restrictions of the issuer and any adverse claims; and

The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will provide you with a statement detailing the per Unit amount of income (if any) distributed. After the end of each calendar year, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will provide you with the following information:

A summary of transactions in your Trust for the year;

A list of any Securities sold during the year and the Securities held at the end of that year by your Trust;

The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

Amounts of income and capital distributed during the year.

You may request from the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

             Income and Capital Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit dividends received on a Trust's Securities to the Income Account of such Trust. All other receipts, such as return of capital or capital gain dividends, are credited to the Capital Account of such Trust.

The Trustee will distribute any net income in the Income Account on or near the Income Distribution Dates to Unit holders of record on the preceding Income Distribution Record Date. See "Summary of Essential

Information" in Part One of this prospectus. No income distribution will be paid if accrued expenses of a Trust exceed amounts in the Income Account on the Income Distribution Dates. Distribution amounts will vary with changes in a Trust's fees and expenses, in dividends received and with the sale of Securities. The Trustee will distribute amounts in the Capital Account, net of amounts designated to meet redemptions or pay expenses on the twenty-fifth day of each month to Unit holders of record on the tenth day of each month provided the amount equals at least $1.00 per 100 Units ($1.00 per 1,000 Units if the Initial Public Offering
Price was approximately $1.00 per Unit). If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

Within a reasonable time after a Trust is terminated, you will receive the pro rata share of the money from the sale of the Securities. All Unit holders will receive a pro rata share of any other assets remaining in your Trust after deducting any unpaid expenses.

The Trustee may establish reserves (the "Reserve Account") within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of such Trust.

Distribution Reinvestment Option. If applicable, you may elect to have each distribution of income and/or capital (or principal and interest) reinvested into additional Units of your Trust by notifying the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) at least 10 days before any Record Date. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of your Trust. There is no sales charge on Units acquired through the Distribution Reinvestment Option. This option may not be available in all states. Each reinvestment plan is subject to availability or limitation by the Sponsor and each broker/dealer or selling firm. The Sponsor or broker/dealers may suspend or terminate the offering of a reinvestment plan at any time. Please contact your financial professional for additional information. Please note that even if you reinvest distributions, they are still considered distributions for income tax purposes. See Part Three of this prospectus to determine whether the distribution reinvestment option is available for a particular Trust.

                   Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at the address set forth on the back cover of this Part Two of the prospectus. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units). In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Unit) are not subject to such transaction fees. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing income will be withdrawn from the Income Account if funds are available for that purpose, or from the Capital Account. All other amounts paid on redemption will be taken from the Capital Account. The IRS will require the Trustee to withhold a portion of your redemption proceeds if it does not have your TIN, as generally discussed under "Income and Capital Distributions."

For certain Trusts, if you tender at least the minimum number of Units specified in "Summary of Essential Information" in Part One of this prospectus, rather than receiving cash, you may elect to receive an In-Kind Distribution in an amount equal to the Redemption Price per Unit by making this request in writing to the Trustee at the time of tender. However, to be eligible to participate in the In-Kind Distribution at redemption, Fee Accounts Unit holders must have held their Units for at least one month. The In-Kind Distribution option is generally not available to FTPS Unit holders. No In-Kind Distribution requests submitted during the 30 business days prior to a Trust's Mandatory Termination Date will be honored. Where possible, the Trustee will make an In-Kind Distribution by distributing each of the Securities in book-entry form to your bank or broker/dealer account at the Depository Trust Company. The Trustee will subtract any customary transfer and registration charges from your In-Kind Distribution. As a tendering Unit holder, you will receive your pro rata number of whole shares of the Securities that make up the portfolio, and cash from the Capital Account equal to the fractional shares to which you are entitled.

The Trustee may sell Securities to make funds available for redemption. If Securities are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

If the NYSE is closed (other than customary weekend and holiday closings);

If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Income and Capital Accounts of a Trust not designated to purchase Securities;

2. the aggregate value of the Securities held in a Trust; and

3. dividends receivable on the Securities trading ex-dividend as of the date of computation; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of a Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of a Trust, if any;

4. cash held for distribution to Unit holders of record of a Trust as of the business day before the evaluation being made;

5. liquidation costs for foreign Securities, if any; and

6. other liabilities incurred by a Trust; and

dividing

1. the result by the number of outstanding Units of a Trust.

             Removing Securities from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

The issuer of the Security defaults in the payment of a declared dividend;

Any action or proceeding prevents the payment of dividends;

There is any legal question or impediment affecting the Security;

The issuer of the Security has breached a covenant which would affect the payment of dividends, the issuer's credit standing, or otherwise damage the sound investment character of the Security;

The issuer has defaulted on the payment of any other of its outstanding obligations;

There has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in our opinion the sale or tender of the Security is in the best interest of Unit holders;

The sale of Securities is necessary or advisable in order to maintain the qualification of a Trust as a "regulated investment company" in the case of a Trust which has elected to qualify as such;

The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to a Trust; or

As a result of the ownership of the Security, a Trust or its Unit holders would be a direct or indirect shareholder of a passive foreign investment company.

A Trust may not acquire any securities or other property other than the Securities. The Trustee, on behalf of the Trusts, will reject any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are nevertheless acquired by a Trust, at our instruction, they will either be sold or held in such Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from the Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account for distribution to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for a Trust to facilitate selling Securities, exchanged securities or property from the Trusts. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Securities designated by us or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. In designating Securities to be sold, we will try to maintain the proportionate relationship among the Securities. If this is not possible, the composition and diversification of a Trust may be changed.

           Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

To cure ambiguities;

To correct or supplement any defective or inconsistent provision;

To make any amendment required by any governmental agency; or

To make other changes determined not to be adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, the Trusts will terminate on the Mandatory Termination Date as stated in the "Summary of Essential Information" in Part One for each Trust. The Trusts may be terminated earlier:

Upon the consent of 100% of the Unit holders of a Trust;

If the value of the Securities owned by a Trust as shown by any evaluation is less than the lower of $2,000,000 or 20% of the total value of Securities deposited in such Trust during the initial offering period ("Discretionary Liquidation Amount"); or

In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to registered account holders which will specify how certificates, if any, should be tendered to the Trustee. For various reasons, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Securities in connection with the termination of a Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Securities. Because the Trustee must sell the Securities within a relatively short period of time, the sale of Securities as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.

You will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Income and Capital Accounts, within a reasonable time after such Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the Trusts any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

           Information on the Sponsor, Trustee,
          FTPS Unit Servicing Agent and Evaluator

The Sponsor.

We, First Trust Portfolios L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we took over the First Trust product line and act as Sponsor for successive series of:

The First Trust Combined Series

FT Series (formerly known as The First Trust Special Situations Trust)

The First Trust Insured Corporate Trust

The First Trust of Insured Municipal Bonds

The First Trust GNMA

The First Trust product line commenced with the first insured unit investment trust in 1974. To date we have deposited more than $105 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of FINRA and the Securities Investor Protection
Corporation. Our principal offices are at 120 East Liberty Drive, Wheaton, Illinois 60187; telephone number (800) 621-1675. As of December 31,
2007, the total consolidated partners' capital of First Trust Portfolios L.P. and subsidiaries was $56,998,038 (audited).

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 813-3074. If you have questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The Trustee has not participated in selecting the Securities for the Trusts; it only provides administrative services.

The FTPS Unit Servicing Agent.

The FTPS Unit Servicing Agent is FTP Services LLC, an Illinois limited liability company formed in 2005 and an affiliate of the Sponsor. FTP Services LLC acts as record keeper, shareholder servicing agent and distribution agent for Units which are purchased and sold through the Fund/SERV(R) trading system or on a manual basis through FTP Services
LLC. FTP Services LLC provides FTPS Units with administrative and distribution related services as described in this prospectus. The FTPS Unit Servicing Agent's address is 120 East Liberty Drive, Wheaton, Illinois 60187. If you have questions regarding the FTPS Units, you may call the FTPS Unit Servicing Agent at (866) 514-7768. The FTPS Unit Servicing
Agent has not participated in selecting the Securities; it only provides administrative services to the FTPS Units. Fund/SERV(R) is a service of National Securities Clearing Corporation, a subsidiary of The Depository Trust & Clearing Corporation.

Limitations of Liabilities of Sponsor, FTPS Unit Servicing Agent and
Trustee.

Neither we, the FTPS Unit Servicing Agent nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the FTPS Unit Servicing Agent and Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

Terminate the Indenture and liquidate the Trusts; or

Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 120 East Liberty Drive, Wheaton, Illinois 60187.

The Trustee, Sponsor, FTPS Unit Servicing Agent and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

                     Other Information

Legal Opinions.

Our counsel is Chapman and Cutler LLP, 111 W. Monroe St., Chicago, Illinois 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard

& Milburn LLP, 2 Wall Street, New York, New York 10005, acted as counsel for JPMorgan Chase Bank, as well as special New York tax counsel for the Trusts and acts as counsel for The Bank of New York Mellon, which succeeded JPMorgan Chase Bank as Trustee of the Trusts on June 24, 2004.

Experts.

The financial statements of the Trusts for the periods set forth in and included as part of Part One of this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

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Page 23


                             First Trust(R)

                THE FIRST TRUST SPECIAL SITUATIONS TRUST
                                FT SERIES

                               Prospectus
                                Part Two

                                Sponsor:

                       First Trust Portfolios L.P.
                       Member SIPC o Member FINRA
                          120 East Liberty Drive
                          Wheaton, Illinois 60187
                             1-800-621-1675

   FTPS Unit Servicing Agent:               Trustee:

        FTP Services LLC           The Bank of New York Mellon

      120 East Liberty Drive            101 Barclay Street
     Wheaton, Illinois 60187         New York, New York 10286
         1-866-514-7768                  1-800-813-3074
                                      24-Hour Pricing Line:
                                         1-800-446-0132

  This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the Securities and Exchange
                Commission in Washington, D.C. under the:

Securities Act of 1933 (file no. set forth in Part One for each Trust) and

Investment Company Act of 1940 (file no. 811-05903)

  Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington D.C. Information regarding the operation of the Commission's Public Reference Room may be obtained by calling the
                      Commission at 1-202-942-8090.

 Information about the Trusts is available on the EDGAR Database on the
                      Commission's Internet site at
                         http://www.sec.gov.

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the Commission
                     100 F Street, N.E.
                     Washington, D.C. 20549
     e-mail address: publicinfo@sec.gov

                             October 31, 2008

     PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE

Page 24


                 California Municipal Income Closed-End
                            Portfolio Series
                                FT Series

PROSPECTUS                                     NOTE: THIS PART THREE PROSPECTUS
Part Three                                                MAY ONLY BE USED WITH
Dated June 30, 2009                                       PART ONE AND PART TWO

Each Trust contains a diversified portfolio of common stocks
("Securities") issued by closed-end investment companies ("Closed-End Funds"), the portfolios of which are concentrated in tax-exempt
California municipal bonds, and seeks to provide investors with income that is exempt from federal and California state income taxes, with capital appreciation as a secondary objective.

  All Parts of the Prospectus Should be Retained for Future Reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             First Trust(R)

                             1-800-621-1675

                       Portfolios

Objectives.

The objective of each Trust is to provide investors with income that is exempt from federal and California state income taxes, with capital appreciation as a secondary objective. Each Trust seeks to achieve its objective by investing in a diversified portfolio of common stocks of closed-end funds that invest primarily in California municipal bonds.

Advantages of the closed-end fund structure include portfolio control, diversification and consistent income. Since closed-end funds maintain a relatively fixed pool of investment capital, portfolio managers are better able to adhere to their investment philosophies through greater flexibility and control. In addition, closed-end funds don't have to manage fund liquidity to meet potentially large redemptions. Closed-end funds are also structured to generally provide a more stable income stream than other managed fixed-income investment products because they are not subjected to cash inflows and outflows, which can dilute dividends over time. However, as a result of bond calls, redemptions and advanced refundings, which can dilute a fund's income, stable income cannot be assured.

Of course, as with any similar investments, there can be no guarantee that the objective of the Trusts will be achieved. See "Risk Factors" herein and in Part Two of this prospectus for a discussion of the risks of investing in the Trusts.

                      Risk Factors

Current Economic Conditions. In December 2008, the National Bureau of Economic Research officially announced that the U.S. economy has been in a recession since December 2007. This announcement came months after U.S. stock markets entered bear market territory after suffering losses of 20% or more from their highs of October 2007. This recession began with problems in the housing and credit markets, many of which were caused by defaults on "subprime" mortgages and mortgage-backed securities, eventually leading to the failures of some large financial institutions. Economic activity has now declined across all sectors of the economy, and the United States is experiencing increased unemployment. The current economic crisis has affected the global economy with European and Asian markets also suffering historic losses. Due to the current state of the economy, the value of the Securities held by the Trust may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers. Extraordinary steps have been taken by the governments of several leading economic countries to combat the economic crisis; however, the impact of these measures is not yet known and cannot be predicted.

California. Each Trust invests in closed-end municipal funds which are considered to be concentrated in tax-exempt bonds issued by California municipalities. Risks associated with investing in such bonds include political, economic and regulatory factors which may affect the issuers. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the bonds, could affect or have an adverse impact on the financial condition of the issuers. The effect of California's current energy shortage and increasing energy demand may also pose a significant risk to California municipalities.

Alternative Minimum Tax. While distributions of interest from the Trusts are generally exempt from federal income taxes, a portion of such interest may be taken into account in computing the alternative minimum tax.

Distributions. As stated under "Summary of Essential Information," each Trust will make monthly distributions of income. The Closed-End Funds make distributions on a monthly or quarterly basis. As a result of changing interest rates, refundings, sales or defaults on the underlying bonds held by the Closed-End Funds, and other factors, there is no guarantee that distributions will either remain at current levels or increase over time.

Closed-End Funds. Closed-end funds are actively managed investment companies which invest in various types of securities. Closed-end funds issue shares of common stock that are traded on a securities exchange. Closed-end funds are subject to various risks, including management's ability to meet the closed-end fund's investment objective, and to manage the closed-end fund portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding closed-end funds or their underlying investments change.

Shares of closed-end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of closed-end fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

Certain of the Closed-End Funds included in the Trust may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a closed-end fund, this leverage also subjects the closed-end fund to increased risks, including the likelihood of increased volatility and the possibility that the closed-end fund's common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises.

Municipal Bonds. Each of the Closed-End Funds held by the Trusts invests in tax-exempt municipal bonds. Municipal bonds are debt obligations issued by states or by political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer's financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity, an event which is more likely to occur when interest rates fall. In such an occurrence, a Closed-End Fund may not be able to reinvest the money it receives in other bonds that have as high a yield or as long a maturity.

Many municipal bonds are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from bond proceeds that may affect the exemption of interest on such bonds from federal income taxation. The market for municipal bonds is generally less liquid than for other securities and therefore the price of municipal bonds may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer's ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions. Any of these factors may negatively impact the price of municipal bonds held by a Closed-End Fund and would therefore impact the price of both the Securities and the Units.

                     Public Offering

Discounts for Certain Persons.

The following persons may purchase Units at the Public Offering Price less the applicable dealer concession:

- Employees, officers and directors of the Sponsor, our related companies and dealers.

- Immediate family members of the above (spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons).

                  Distribution of Units

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which represent a concession or agency commission of 65% of the then current maximum sales charge.

                  Expenses and Charges

In addition to the expenses and charges described in Part Two of this prospectus for FT 520, as Sponsor we will receive a fee from each Trust for creating and developing the Trusts, including determining each Trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. The "creation and development fee" is accrued (and becomes a liability of each Trust) on a daily basis. The dollar amount of the creation and development fee accrued each day, which will vary with fluctuations in a Trust's net asset value, is determined by multiplying the net asset value of the Trust on that day by 1/365 of the annual creation and development fee of .35% for each Trust. The total amount of any accrued but unpaid creation and development fee is paid to the Sponsor on a monthly basis from the assets of your Trust. If you redeem your Units, you will only be responsible for any accrued and unpaid creation and development fee through the date of redemption. In connection with the creation and development fee, in no event will the Sponsor collect more than .55% of a Unit holder's initial investment. We do not use this fee to pay distribution expenses or as compensation for sales efforts.

                       Tax Status

Assets of the Trusts.

Each Trust will hold shares of Closed-End Funds qualifying as regulated investment companies ("RICs"). The California Municipal Income Closed-End Portfolio Series is invested in high-yield corporate bonds. For purposes of this federal tax discussion, it is assumed that the Securities constitute qualifying shares in regulated investment companies for federal income tax purposes.

See "Tax Status" in Part Two of this prospectus for more information.

            Income and Capital Distributions

Distribution Reinvestment Option. You may elect to have each distribution of income and/or capital reinvested into additional Units of your Trust by notifying the Trustee at least 10 days before any Record Date. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of your Trust. This option may not be available in all states. Each reinvestment plan is subject to availability or limitation by the Sponsor and each broker/dealer or selling firm. The Sponsor or broker/dealers may suspend or terminate the offering of a reinvestment plan at any time. Please contact your financial professional for additional information. PLEASE NOTE THAT EVEN IF YOU REINVEST DISTRIBUTIONS, THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES.

                    Other Information

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

                             First Trust(R)

                 California Municipal Income Closed-End
                            Portfolio Series

                                FT Series

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                                 Sponsor:

                       First Trust Portfolios L.P.

                          120 East Liberty Drive
                          Wheaton, Illinois 60187
                               1-800-621-1675

                                Trustee:

                      The Bank of New York Mellon

                           101 Barclay Street
                        New York, New York 10286
                              1-800-813-3074
                         24-Hour Pricing Line:
                              1-800-446-0132

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

     PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE

                             First Trust(R)

         California Municipal Income Closed-End Portfolio Series

                              The FT Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of unit investment trusts ("Trusts") contained in the Trusts not found in the prospectus. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing ("prospectus").

This Information Supplement is dated June 30, 2009. Capitalized terms have been defined in the prospectus.

                            Table of Contents

Risk Factors
   Securities                                                  1
Municipal Bonds                                                2
   Healthcare Revenue Bonds                                    2
   Single Family Mortgage Revenue Bonds                        2
   Multi-Family Mortgage Revenue Bonds                         3
   Water and Sewerage Revenue Bonds                            3
   Electric Utility Revenue Bonds                              3
   Lease Obligation Revenue Bonds                              3
   Industrial Revenue Bonds                                    3
   Transportation Facility Revenue Bonds                       4
   Educational Obligation Revenue Bonds                        4
   Resource Recovery Facility Revenue Bonds                    4
   Discount Bonds                                              4
   Original Issue Discount Bonds                               5
   Zero Coupon Bonds                                           5
   Premium Bonds                                               5
Concentration
   California                                                  5

Risk Factors

Securities. The Securities in the Trusts represent shares of closed-end mutual funds which invest in tax-exempt municipal bonds. As such, an investment in Units of the Trusts should be made with an understanding of the risks of investing in both closed-end fund shares and municipal bonds.

Closed-end mutual funds' portfolios are managed and their shares are generally listed on a securities exchange. The net asset value of closed-end fund shares will fluctuate with changes in the value of the underlying securities which the closed-end fund owns. In addition, for various reasons closed-end fund shares frequently trade at a discount from their net asset value in the secondary market. The amount of such discount from net asset value is subject to change from time to time in response to various factors. Closed-end funds' articles of incorporation may contain certain anti-takeover provisions that may have the effect of inhibiting a fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of a fund. In certain circumstances, these provisions might also inhibit the ability of stockholders (including the Trusts) to sell their shares at a premium over prevailing market prices. This characteristic is a risk separate and distinct from the risk that a fund's net asset value will decrease. In particular, this characteristic would increase the loss or reduce the return on the sale of those closed-end fund shares which were purchased by a Trust at a premium. In the unlikely event that a closed-end fund converts to open-end status at a time when its shares are trading at a premium there would be an immediate loss in value to the Trust since shares of open-end funds trade at net asset value. Certain closed-end funds may have in place or may put in place in the future plans pursuant to which the fund may repurchase its own shares in the marketplace. Typically, these plans are put in place in an attempt by a fund's board of directors to reduce a discount on its share price. To the extent such a plan was implemented and shares owned by a Trust are repurchased by a fund, the Trust's position in that fund would be reduced and the cash would be distributed.

The Trusts are prohibited from subscribing to a rights offering for shares of any of the closed-end funds in which they invest. In the event of a rights offering for additional shares of a fund, Unit holders should expect that their Trust will, at the completion of the offer, own a smaller proportional interest in such fund that would otherwise be the case. It is not possible to determine the extent of this dilution in share ownership without knowing what proportion of the shares in a rights offering will be subscribed. This may be particularly serious when the subscription price per share for the offer is less than the fund's net asset value per share. Assuming that all rights are exercised and there is no change in the net asset value per share, the aggregate net asset value of each shareholder's shares of common stock should decrease as a result of the offer. If a fund's subscription price per share is below that fund's net asset value per share at the expiration of the offer, shareholders would experience an immediate dilution of the aggregate net asset value of their shares of common stock as a result of the offer, which could be substantial.

Closed-end funds may utilize leveraging in their portfolios. Leveraging can be expected to cause increased price volatility for those fund's shares, and as a result, increased volatility for the price of the Units of a Trust. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

The following is a discussion of certain of the risks associated with specific types of bonds.

Municipal Bonds.

Certain of the bonds held by the Securities in the Trusts may be general obligations of a governmental entity that are backed by the taxing power of such entity. Other bonds in the funds may be revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in the funds, both within a particular classification and between classifications, depending on numerous factors. A description of certain types of revenue bonds follows.

Healthcare Revenue Bonds. Certain of the bonds may be healthcare revenue bonds. Ratings of bonds issued for healthcare facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Single Family Mortgage Revenue Bonds. Certain of the bonds may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under

Section 103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

Multi-Family Mortgage Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation the New York City Housing Development Corporation, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to 1992.

Water and Sewerage Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Electric Utility Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest on such bonds.

Lease Obligation Revenue Bonds. Certain of the bonds may be lease obligations issued for the most part by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the governmental authorities are financing vehicles created solely for the construction of buildings (schools, administrative offices, convention centers and prisons, for example) or the purchase of equipment (police cars and computer systems, for example) that will be used by a state or local government (the "lessee"). Thus, these obligations are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the obligations. Lease obligations are subject, in almost all cases, to the annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These obligations are also subject to construction and abatement risk in many states-rental obligations cease in the event that delays in building, damage, destruction or condemnation of the project prevents its use by the lessee. In these cases, insurance provisions designed to alleviate this risk become important credit factors. In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the re-letting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called "substitution safeguard," which bars the lessee government, in the event it defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate, even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

Industrial Revenue Bonds. Certain of the bonds may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a complete restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness, which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or affected. The IRBs in a fund may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other bonds in the funds prior to the stated maturity of such bonds.

Transportation Facility Revenue Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Educational Obligation Revenue Bonds. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the funds. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Resource Recovery Facility Revenue Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in the funds prior to the stated maturity of the Bonds.

Discount Bonds. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the funds were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

Original Issue Discount Bonds. Certain of the bonds may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the bonds approach maturity.

Zero Coupon Bonds. Certain of the original issue discount bonds may be zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero coupon bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (1) not paying interest on a semi-annual basis and (2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond.

Premium Bonds. Certain of the bonds may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased by the fund were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value.

Concentration

California.

Each California Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

Economic Outlook. The current negative economic climate dominates the headlines across California and the nation. The initial weakening in the State's economy was due primarily to problems in the housing market-declining home prices and sales numbers and a slowing of residential construction-but the problems soon spread to the rest of the economy. Mortgage defaults and foreclosures led to a broader financial crisis. The drop in net wealth due to declining home prices and the plummet of stock prices in the financial markets are taking a toll on consumer spending. Corporate profits also are suffering and business spending is declining.

At the beginning of 2009, the troubles do not appear to be easing, as the weakened economy has created severe budget problems for California. With greater numbers of people out of work and losing their homes, major revenue sources for the state, such as personal income tax and sales and use taxes, have been negatively impacted. Economists forecast that the California unemployment rate, already at 10.1% in January 2009, will continue to rise through 2009, and it is predicted that home prices will continue to fall throughout the next two years and likely into 2011. Economists expect that, as in the third and fourth quarters of 2008, the California Gross Domestic Product will contract in the first three quarters of 2009.

Net Assets. The primary government's net assets as of June 30, 2008, were $35.0 billion. After the total net assets are reduced by $84.3 billion for investment in capital assets (net of related debt) and by $17.0 billion for restricted net assets, the resulting unrestricted net assets totaled a negative $66.3 billion. Restricted net assets are dedicated for specified uses and are not available to fund current activities. Almost two-thirds of the negative $66.3 billion consists of $40.1 billion in outstanding bonded debt issued to build capital assets for school districts and other local governmental entities. The bonded debt reduces the unrestricted net assets; however, local governments, not the State, record the capital assets that would offset this reduction.

General Fund. The General Fund (the State's main operating fund) ended the fiscal year with assets of $14.2 billion, liabilities of $18.4 billion, and fund balance reserves of $2.1 billion, leaving the General Fund with an unreserved fund deficit of $6.3 billion. The largest change in asset accounts was in cash and pooled investments, which decreased from $6.0 billion to $1.8 billion; cash reserves were used for current-year expenditures, as revenue collections were so far below expectations.

The General Fund had $97.8 billion in revenues, $99.0 billion in expenditures, and a net $1.1 billion disbursement from other financing sources (uses) for the year ended June 30, 2008. The largest source of General Fund revenue was $94.7 billion in taxes, comprised primarily of personal income taxes ($54.2 billion) and sales and use taxes ($26.6 billion). Total General Fund tax revenues increased by $1.0 billion, or 1.1%, resulting in the lowest tax revenue growth rate since 2001. Revenues from personal income and insurance taxes increased, but were offset by decreases in sales and use, corporation, and other taxes. The largest increase in revenues came from personal income taxes, which increased by $1.9 billion (3.6%). Sales and use taxes decreased by $804 million (2.9%), to $26.6 billion.

General Fund expenditures increased by $2.8 billion, to $99.0 billion. The programs with the largest increases were education, which increased by $1.8 billion, to $51.1 billion, and correctional programs, which increased by $884 million, to $9.7 billion. The General Fund's ending fund balance (including reserves) for the year ended June 30, 2008, was a negative $4.2 billion, a decrease of $2.3 billion over the previous year's ending fund balance of negative $1.9 billion. The increase in education expenditures consists mainly of cost-of-living adjustments, increased funding for child care, and increased funding for enrollment growth in higher education. The increased expenditures in correctional programs was mainly for inmate medical services, in order to comply with recent court orders and implementation of new parole programs to reduce recidivism.

Budget Outlook. The 2008 Budget Act was enacted on September 23, 2008, and authorized total spending of $144.5 billion: $103.4 billion from the General Fund, $28.2 billion from special funds, and $12.9 billion from bond funds. Total General Fund resources in this budget were projected to be $106.0 billion, and a year-end reserve for economic uncertainty of $1.7 billion was projected. Due to negative developments in worldwide and national financial markets and the continued weakening of California's economy, by December 2008 revenues were so far under expectations that it was estimated that the General Fund would have a $14.8 billion deficit for the 2008-09 fiscal year.

In light of the situation's urgency, the Governor called a special session of the Legislature and proposed a variety of spending reductions and revenue increases to bring spending closer in line with available revenues. On February 20, 2009, an unprecedented 17-month budget package covering the remainder of the 2008-09 fiscal year and the 2009-10 fiscal year was enacted. This budget package contains $11.4 billion in solutions for the 2008-09 fiscal year that include: $6.7 billion in expenditure reductions, mainly in K-12 education; $2.8 billion in federal funds from the recent economic stimulus law; $1.5 billion in revenue from increased rates of sales and use tax and the vehicle license fee; and $268 million from internal borrowing. Even with these solutions, it is expected that the General Fund will end the 2008-09 fiscal year with a $2.3 billion deficit.

The 17-month budget package enacted on February 20, 2009, provides the fiscal blueprint to solve the $41.6 billion budget shortfall that was predicted in the 2009-10 Governor's proposed budget released on January 9, 2009. This enacted budget projects total General Fund revenue of $97.7 billion and expenditures of $92.2 billion. The difference of $5.5 billion between revenues and expenditures is being used to cover the anticipated year-end deficit of $2.3 billion in the 2008-09 fiscal year and to build up reserve accounts of $3.2 billion. This budget package includes more than $30.2 billion in solutions for the 2009-10 fiscal year-$9.0 billion in expenditure reductions, $11.0 billion in revenue from temporary tax increases, $5.2 billion in federal stimulus revenue, and $5.1 billion in borrowing against future Lottery profits and internal sources. As part of the budget package, several statewide propositions will be placed on the May 2009 ballot that require voter approval to execute the budget's provisions. The 2009-10 budget depends on access to about $6 billion related to three propositions on that ballot-$5 billion from borrowing from future Lottery profits (Proposition 1C), up to $608 million from redirecting dedicated childhood development funds (Proposition 1D), and about $230 million from redirecting dedicated mental health funds (Proposition 1E). If the voters reject these measures, the 2009-10 budget will not be in balance under current revenue projections. The Governor and the Legislature would need to agree to billions of dollars of additional spending cuts, tax increases, or other budgetary solutions to bring the budget back into balance.

Capital Assets. The State's investment in capital assets for its governmental and business-type activities as of June 30, 2008, amounted to $102.2 billion (net of accumulated depreciation). This investment in capital assets includes land, state highway infrastructure, collections, buildings and other depreciable property, and construction in progress. Depreciable property includes buildings, improvements other than buildings, equipment, personal property, intangible assets, certain infrastructure assets, certain books, and other capitalized and depreciable property. Infrastructure assets are items that are normally immovable and can be preserved for a greater number of years than most capital assets. Infrastructure assets include roads and bridges. Major capital projects authorized include $1.4 billion for construction projects at the University of California, the California State University and the California Community Colleges, $164 million for the Department of Forestry and Fire Protection to replace 16 wildland fire protection facilities, as well as $156 million for the Department of Corrections and Rehabilitation for waste-water/potable water treatment projects and other safety projects.

Debt Administration. At June 30, 2008, the primary government had total bonded debt outstanding of $89.1 billion. Of this amount, $58.3 billion (65.4%) represents general obligation bonds, which are backed by the full faith and credit of the State. Included in the $58.3 billion of general obligation bonds is $10.5 billion of Economic Recovery bonds that are secured by a pledge of revenues derived from dedicated sales and use taxes. The current portion of general obligation bonds outstanding is $2.9 billion and the long-term portion is $55.4 billion. The remaining $30.8 billion (34.6%) of bonded debt outstanding represents revenue bonds, which are secured solely by specified revenue sources. The current portion of revenue bonds outstanding is $1.2 billion and the long-term portion is $29.6 billion.

Budgetary Control. California's annual budget is prepared primarily on a modified accrual basis for governmental funds. The Governor recommends a budget for approval by the California Legislature each year. This recommended budget includes estimated revenues; however, revenues are not included in the annual budget bill adopted by the California Legislature. Under state law, the State cannot adopt a spending plan that exceeds estimated revenues. Under the State Constitution, money may be drawn from the treasury only through a legal appropriation. The appropriations contained in the Budget Act, as approved by the California Legislature and signed by the Governor, are the primary sources of annual expenditure authorizations and establish the legal level of control for the annual operating budget. The budget can be amended throughout the year by special legislative action, budget revisions by the California Department of Finance, or executive orders of the Governor.

Appropriations are generally available for expenditure or encumbrance either in the year appropriated or for a period of three years if the legislation does not specify a period of availability. At the end of the availability period, the encumbering authority for the unencumbered balance lapses. Some appropriations continue indefinitely, while others are available until fully spent. Generally, encumbrances must be liquidated within two years from the end of the period in which the appropriation is available. If the encumbrances are not liquidated within this additional two-year period, the spending authority for these encumbrances lapses. The State Controller's Office is responsible for overall appropriation control and does not allow expenditures in excess of authorized appropriations. Financial activities are mainly controlled at the appropriation level but can vary, depending on the presentation and wording contained in the Budget Act. Certain items that are established at the category, program, component, or element level can be adjusted by the Department of Finance. For example, an appropriation for support may have detail accounts for personal services, operating expenses and equipment, and reimbursements. The Department of Finance can authorize adjustments between the detail accounts but cannot increase the amount of the overall support appropriation. While the financial activities are controlled at various levels, the legal level of budgetary control, or the extent to which management may amend the budget without seeking approval of the governing body, has been established in the Budget Act for the annual operating budget.

Cash Management. The State's pooled investment program and certain funds of the primary government are allowed by state statutes, bond resolutions, and investment policy resolutions to invest in United States government securities, Federal agency securities, negotiable certificates of deposit, bankers' acceptances, commercial paper, corporate bonds, bank notes, other debt securities, repurchase agreements, reverse repurchase agreements, and other investments.

The Pooled Money Investment Board provides oversight of the State Treasurer's pooled investment program. The purpose of the board is to design an effective cash management and investment program, using all moneys flowing through the State Treasurer's Office bank accounts and keeping all available funds invested in a manner consistent with the goals of safety, liquidity, and yield. The Pooled Money Investment Board is comprised of the State Treasurer as chair, the State Controller, and the Director of Finance. This board designates the amounts of money available for investment. The State Treasurer is charged with making the State of California Comprehensive Annual Financial Report actual investment transactions for this program. This investment program is not registered with the Securities and Exchange Commission as an investment company.

The value of the deposits in the State Treasurer's pooled investment program, including the Local Agency Investment Fund, is equal to the dollars deposited in the program. The fair value of the position in the program may be greater or less than the value of the deposits, with the difference representing the unrealized gain or loss. As of June 30, 2008, this difference was immaterial to the valuation of the program. The pool is run with "dollar-in, dollar-out" participation. There are no share-value adjustments to reflect changes in fair value.

Risk Management. The primary government has elected, with a few exceptions, to be self-insured against loss or liability. Generally, the exceptions are when a bond resolution or a contract requires the primary government to purchase commercial insurance for coverage against property loss or liability. There have been no significant reductions in insurance coverage from the prior year. In addition, no insurance settlement in the last three years has exceeded insurance coverage. The primary government generally does not maintain reserves. Losses are covered by appropriations from each fund responsible for payment in the year in which the payment occurs. All claim payments are on a "pay as you go" basis, with workers' compensation benefits for self-insured agencies being initially paid by the State Compensation Insurance Fund. The potential amount of loss arising from risks other than workers' compensation benefits is not considered material in relation to the primary government's financial position.

The discounted liability for unpaid self-insured workers' compensation losses is estimated to be $2.5 billion as of June 30, 2008. This estimate is based on actuarial reviews of the State's employee workers' compensation program and includes indemnity payments to claimants, as well as all other costs of providing workers' compensation benefits, such as medical care and rehabilitation. The estimate also includes the liability for unpaid services fees, industrial disability leave benefits, and incurred-but-not-reported amounts. The estimated total liability of approximately $3.5 billion is discounted to $2.5 billion using a 5% interest rate.

Ratings. As of June 2009, all outstanding general obligation bonds of the State of California are rated A with a stable outlook by Standard & Poor's Ratings Services and A2 with a stable outlook by Moody's Investors Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

Local Issuances. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in each California Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the California Trusts, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the California Trusts to pay interest on or principal of such bonds.

                   Florida Municipal Income Closed-End
                            Portfolio Series

                                FT Series

PROSPECTUS                                 NOTE: THIS PART THREE PROSPECTUS MAY
Part Three                                                    ONLY BE USED WITH
Dated November 28, 2008                                   PART ONE AND PART TWO


The Trusts invest in diversified portfolios of common stocks ("Securities") issued by closed-end investment companies ("Closed-End Funds"), the portfolios of which are concentrated in tax-exempt Florida municipal bonds. The Trusts seek to provide investors with the potential for monthly income that is exempt from federal income tax and the Florida intangible tax. A portion of the income, however, may be derived from non-Florida bonds which would be taxable to Florida residents.

  All Parts of the Prospectus Should be Retained for Future Reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             First Trust(R)

                             1-800-621-1675

Portfolios

Objectives.

The Trusts invest in diversified portfolios of common stocks issued by closed-end investment companies, the portfolios of which are concentrated in tax-exempt Florida municipal bonds. The objective of the Trusts is to provide investors with the potential for monthly income that is exempt from federal income tax and the Florida intangible tax. A portion of the income, however, may be derived from non-Florida bonds and will be taxable to Florida residents.

Advantages of the Closed-End Fund structure include portfolio control, diversification and consistent income. Since Closed-End Funds maintain a relatively fixed pool of investment capital, portfolio managers are better able to adhere to their investment philosophies through greater flexibility and control. In addition, Closed-End Funds don't have to manage fund liquidity to meet potentially large redemptions. Closed-End Funds are also structured to generally provide a more stable income stream than other managed fixed-income investment products because they are not subjected to cash inflows and outflows, which can dilute dividends over time. However, as a result of bond calls, redemptions and advanced refundings, which can dilute a fund's income, stable income cannot be assured.

Of course, as with any similar investments, there can be no guarantee that the objective of the Trusts will be achieved. See "Risk Factors" herein and in Part Two of this prospectus for a discussion of the risks of investing in the Trusts.

Risk Factors

Florida. The Trusts invest in closed-end municipal funds which are considered to be concentrated in tax-exempt bonds issued by Florida municipalities. Risks associated with investing in such bonds include political, economic and regulatory factors which may affect the issuers. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the bonds, could affect or have an adverse impact on the financial condition of the issuers. Certain distributions paid by certain funds may, in certain circumstances, be subject to federal and local income taxes and the Florida intangible tax.

Alternative Minimum Tax. While distributions of interest from the Trusts are generally exempt from federal income taxes, a portion of such interest may be taken into account in computing the alternative minimum tax.

Distributions. As stated under "Summary of Essential Information," each Trust will make monthly distributions of income. The Closed-End Funds make distributions on a monthly or quarterly basis. As a result of changing interest rates, refundings, sales or defaults on the underlying bonds held by the Closed-End Funds, and other factors, there is no guarantee that distributions will either remain at current levels or increase over time.

Closed-End Funds. Closed-end funds are actively managed investment companies which invest in various types of securities. Closed-end funds issue shares of common stock that are traded on a securities exchange. Closed-end funds are subject to various risks, including management's ability to meet the closed-end fund's investment objective, and to manage the closed-end fund portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding closed-end funds or their underlying investments change.

Shares of closed-end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of closed-end fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

Municipal Bonds. Each of the Closed-End Funds held by the Trusts invests in tax-exempt municipal bonds. Municipal bonds are debt obligations issued by states or by political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer's financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity, an event which is more likely to occur when interest rates fall. In such an occurrence, a Closed-End Fund may not be able to reinvest the money it receives in other bonds that have as high a yield or as long a maturity.

Many municipal bonds are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from bond proceeds that may affect the exemption of interest on such bonds from federal income taxation. The market for municipal bonds is generally less liquid than for other securities and therefore the price of municipal bonds may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer's ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions. Any of these factors may negatively impact the price of municipal bonds held by a Closed-End Fund and would therefore impact the price of both the Securities and the Units.

Public Offering

Discounts for Certain Persons.

The following persons may purchase Units at the Public Offering Price less the applicable dealer concession:

- Employees, officers and directors of the Sponsor, our related companies and dealers.

- Immediate family members of the above (spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons).

Distribution of Units

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which represent a concession or agency commission of 65% of the then current maximum sales charge.

Tax Status

Assets of the Trusts.

The Trusts will hold shares of Closed-End Funds qualifying as regulated investment companies ("RICs"). For purposes of this federal tax discussion, it is assumed that the Securities constitute qualifying shares in regulated investment companies for federal income tax purposes.

See "Tax Status" in Part Two of this prospectus for more information.

Income and Capital Distributions

Distribution Reinvestment Option. You may elect to have each distribution of income and/or capital reinvested into additional Units of your Trust by notifying the Trustee at least 10 days before any Record Date. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of your Trust. This option may not be available in all states. Each reinvestment plan is subject to availability or limitation by the Sponsor and each broker/dealer or selling firm. The Sponsor or broker/dealers may suspend or terminate the offering of a reinvestment plan at any time. Please contact your financial professional for additional information. Please note that even if you reinvest distributions, they are still considered distributions for income tax purposes.PLEASE NOTE THAT EVEN IF YOU REINVEST DISTRIBUTIONS, THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES.

Other Information

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

                                 First Trust(R)

                      Florida Municipal Income Closed-End
                                Portfolio Series

                                   FT Series

                             PART THREE PROSPECTUS
                    Must be Accompanied by Parts One and Two

                                    Sponsor:

                          First Trust Portfolios L.P.

                             120 East Liberty Drive
                             Wheaton, Illinois 60187
                                 1-800-621-1675

                                    Trustee:

                          The Bank of New York Mellon

                               101 Barclay Street
                            New York, New York 10286
                                 1-800-813-3074
                             24-Hour Pricing Line:
                                 1-800-446-0132

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

     PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE

                                 First Trust(R)

              Florida Municipal Income Closed-End Portfolio Series

                                 The FT Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of unit investment trusts ("Trusts") contained in the Trusts not found in the prospectus. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing ("prospectus").

This Information Supplement is dated November 28, 2008. Capitalized terms have been defined in the prospectus.

                            Table of Contents

Risk Factors                                                   1
   Securities                                                  1
Municipal Bonds                                                2
   Healthcare Revenue Bonds                                    2
   Single Family Mortgage Revenue Bonds                        2
   Multi-Family Mortgage Revenue Bonds                         3
   Water and Sewerage Revenue Bonds                            3
   Electric Utility Revenue Bonds                              3
   Lease Obligation Revenue Bonds                              3
   Industrial Revenue Bonds                                    4
   Transportation Facility Revenue Bonds                       4
   Educational Obligation Revenue Bonds                        4
   Resource Recovery Facility Revenue Bonds                    5
   Discount Bonds                                              5
   Original Issue Discount Bonds                               5
   Zero Coupon Bonds                                           5
   Premium Bonds                                               6
Concentration
   Florida                                                     6

Risk Factors

Securities. The Securities in the Trust represent shares of closed-end mutual funds which invest in tax-exempt municipal bonds. As such, an investment in Units of the Trust should be made with an understanding of the risks of investing in both closed-end fund shares and municipal bonds.

Closed-end mutual funds' portfolios are managed and their shares are generally listed on a securities exchange. The net asset value of closed-end fund shares will fluctuate with changes in the value of the underlying securities which the closed-end fund owns. In addition, for various reasons closed-end fund shares frequently trade at a discount from their net asset value in the secondary market. The amount of such discount from net asset value is subject to change from time to time in response to various factors. Closed-end funds' articles of incorporation may contain certain anti-takeover provisions that may have the effect of inhibiting a fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of a fund. In certain circumstances, these provisions might also inhibit the ability of stockholders (including the Trust) to sell their shares at a premium over prevailing market prices. This characteristic is a risk separate and distinct from the risk that a fund's net asset value will decrease. In particular, this characteristic would increase the loss or reduce the return on the sale of those closed-end fund shares which were purchased by the Trust at a premium. In the unlikely event that a closed-end fund converts to open-end status at a time when its shares are trading at a premium there would be an immediate loss in value to the Trust since shares of open-end funds trade at net asset value. Certain closed-end funds may have in place or may put in place in the future plans pursuant to which the fund may repurchase its own shares in the marketplace. Typically, these plans are put in place in an attempt by a fund's board of directors to reduce a discount on its share price. To the extent such a plan was implemented and shares owned by the Trust are repurchased by a fund, the Trust's position in that fund would be reduced and the cash would be distributed.

The Trust is prohibited from subscribing to a rights offering for shares of any of the closed-end funds in which they invest. In the event of a rights offering for additional shares of a fund, Unit holders should expect that the Trust will, at the completion of the offer, own a smaller proportional interest in such fund that would otherwise be the case. It is not possible to determine the extent of this dilution in share ownership without knowing what proportion of the shares in a rights offering will be subscribed. This may be particularly serious when the subscription price per share for the offer is less than the fund's net asset value per share. Assuming that all rights are exercised and there is no change in the net asset value per share, the aggregate net asset value of each shareholder's shares of common stock should decrease as a result of the offer. If a fund's subscription price per share is below that fund's net asset value per share at the expiration of the offer, shareholders would experience an immediate dilution of the aggregate net asset value of their shares of common stock as a result of the offer, which could be substantial.

Closed-end funds may utilize leveraging in their portfolios. Leveraging can be expected to cause increased price volatility for those fund's shares, and as a result, increased volatility for the price of the Units of the Trust. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

The following is a discussion of certain of the risks associated with specific types of bonds.

Municipal Bonds

Certain of the bonds held by the Securities in the Trust may be general obligations of a governmental entity that are backed by the taxing power of such entity. Other bonds in the funds may be revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in the funds, both within a particular classification and between classifications, depending on numerous factors. A description of certain types of revenue bonds follows.

Healthcare Revenue Bonds. Certain of the bonds may be healthcare revenue bonds. Ratings of bonds issued for healthcare facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Single Family Mortgage Revenue Bonds. Certain of the bonds may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under
Section 103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

Multi-Family Mortgage Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation the New York City Housing Development Corporation, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to 1992.

Water and Sewerage Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Electric Utility Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest on such bonds.

Lease Obligation Revenue Bonds. Certain of the bonds may be lease obligations issued for the most part by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the governmental authorities are financing vehicles created solely for the construction of buildings (schools, administrative offices, convention centers and prisons, for example) or the purchase of equipment (police cars and computer systems, for example) that will be used by a state or local government (the "lessee"). Thus, these obligations are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the obligations. Lease obligations are subject, in almost all cases, to the annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These obligations are also subject to construction and abatement risk in many states-rental obligations cease in the event that delays in building, damage, destruction or condemnation of the project prevents its use by the lessee. In these cases, insurance provisions designed to alleviate this risk become important credit factors. In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the re-letting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called "substitution safeguard," which bars the lessee government, in the event it defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate, even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

Industrial Revenue Bonds. Certain of the bonds may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a complete restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness, which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or affected. The IRBs in a fund may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other bonds in the funds prior to the stated maturity of such bonds.

Transportation Facility Revenue Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Educational Obligation Revenue Bonds. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the funds. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Resource Recovery Facility Revenue Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in the funds prior to the stated maturity of the Bonds.

Discount Bonds. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the funds were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

Original Issue Discount Bonds. Certain of the bonds may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the bonds approach maturity.

Zero Coupon Bonds. Certain of the original issue discount bonds may be zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero coupon bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (1) not paying interest on a semi-annual basis and (2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond.

Premium Bonds. Certain of the bonds may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased by the fund were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value.

Concentration.

Florida.

Each Trust is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations (the "Florida Municipal Obligations"). These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Florida or contained in Official Statements for various Florida Municipal Obligations.

State Profile. Florida's government provides a full range of services including education, health and family services, transportation, law and corrections, natural resources, and environmental and other services. The financial reporting entity of Florida includes the primary government as well as component units for which the state is financially accountable. Florida law strictly prohibits overspending and requires budgetary control to be maintained at the individual appropriation account level. Florida's budget focuses on the needs of the state and its citizens, as well as desired results of programs and services. It is prepared using the guiding principles in Chapter 216, which promulgates the process used to develop the budget for Florida. Florida's conservative fiscal policies include reserves that may be utilized to meet Florida's tax revenue shortfalls. The budget stabilization fund and other key reserves are maintained to mitigate revenue shortfalls and for use in emergencies.

Economic Outlook. Florida's economy is currently experiencing a decline in overall rates of growth and a significant downturn in its housing market. The rate of job creation outside the agricultural sector has slowed by almost two percent compared to the prior year. Population growth, the historical major driving force behind Florida's economy, is showing signs of leveling off for the first time in decades. Rates of unemployment have increased slightly. Downward trends in consumer spending and real estate sales are resulting in either flat or declining general tax revenues to the state government. Property insurance bills for Florida homeowners have not decreased as expected when lawmakers passed legislation to shift a portion of catastrophic risk from private insurance markets to the state government. Homeowners are also feeling pressure from higher property tax bills as local governments generated revenues to handle the needs of rapidly increasing populations in the past.

The most significant factors affecting Florida's economy also exist in the national economy. Economists are now debating whether the national economy is currently in recession. But there is no debate that sales tax revenues in Florida, tied closely to levels of economic activity, continue to fall below projections. Home values have declined in many markets around the nation; especially where above average appreciation was realized as was the case for many areas in Florida. The number of mortgage defaults and home foreclosures are increasing as the fallout continues from overly-aggressive lending practices nationwide. Florida's real estate market is experiencing a greater than average market correction in large part because it fared much better than the national market in recent years.

Despite current economic conditions, Florida's economy outperformed national averages during the fiscal year ended June 30, 2007 in measures of personal income growth and job creation rates. Florida continues to have very favorable natural resource, economic, and tax environments as well as stable demand for goods and services. Although the rate of non-farm job creation declined relative to the prior year, 149,000 additional jobs were in 2007. Florida still has one of the highest total job growth rates in the nation as well as among the ten largest states. The construction and other areas of the real estate sector will continue to be negatively affected by the economy and lower rates of population growth for the next few years. Florida's economy is projected to expand steadily in the long-run.

Net Assets. The assets of the state exceeded its liabilities (net assets) at the close of the fiscal year 2007 by $52.5 billion for governmental activities and by $8 billion for business-type activities, for a combined total of $60.5 billion for the primary government. The three components of net assets include invested in capital assets, net of related debt; restricted; and unrestricted. The largest component, totaling $53.8 billion as of June 30, 2007, reflects investment in capital assets, net of related debt. The state uses these capital assets to provide services to the citizens and businesses in the state; consequently, these net assets are not available for future spending. Restricted net assets are the next largest component, totaling $13.9 billion as of June 30, 2007. Restricted net assets represent resources that are subject to external restrictions, constitutional provisions, or enabling legislation on how they can be used.

Governmental activities reflect a negative or deficit unrestricted net asset balance of $7.6 billion at June 30, 2007. This deficit primarily results from education-related bonds for which the state is responsible for the liability while the related assets are owned by local school districts and are therefore not included in the state's financial statements.

Business-type activities reflect an unrestricted net asset balance of $394 million at June 30, 2007. The prior year business-type activities reflected a deficit unrestricted net asset balance of $1.1 billion primarily attributable to the Florida Hurricane Catastrophe Fund's ("FHCF") liability for damages from hurricane events in 2004 and 2005. Reimbursement premiums and statutory emergency assessments provided the funds necessary to reduce FHCF's unrestricted net asset deficit, thereby eliminating the overall deficit for business-type activities during the current fiscal year.

Revenues and Expenditures. Revenues and expenses were generally consistent between the fiscal year 2007 and fiscal year 2006 with the exception of those reported in the Florida Hurricane Catastrophe Fund included in the Business-type Activities. This fund did not have any expense for hurricane losses in the current year compared to $4.7 billion in the prior year.

General fund tax collections for the fiscal year ended June 30, 2007 were 3.8% lower than the prior fiscal year. Sales tax collections, the state's primary source of general revenue, were essentially flat, showing only minor growth from the prior year. This is primarily due to a decline in consumer spending related to rebuilding after the hurricane events of 2004 and 2005 as well as declining spending levels related to record-level rates of housing construction, which peaked in 2006. Collections of documentary stamp taxes, which result from sales of real estate, declined significantly compared to the prior fiscal year. Although Florida's housing market reflects national trends, it has proven more vulnerable to the real-estate market downturn due to the popularity of second homes and speculative investment activity in recent years. The overall trend for other sources of general fund revenues, such as corporate income taxes and intangible taxes, show either consistency with the prior fiscal year or decline. Despite the pressure on general fund revenues, the state was able to slightly improve its cash reserves during the year.

The net expense is the difference between the program revenues and expenses. It indicates the degree to which a function or program is supported with its own fees and program-specific grants and its reliance upon funding from general revenues. The total primary government net expense for fiscal year 2006-07 was $33.89 billion compared with $33.58 billion for 2005-06, in an increase in the net expense of 0.9%.

Debt Management. Section 11 of Article VII of the Florida Constitution authorizes Florida to issue general obligation bonds and revenues bonds to finance or refinance the cost of state fixed capital outlay projects authorized by law. General obligation bonds are secured by the full faith and credit of Florida and payable from the proceeds of various taxes. Revenue bonds are payable from funds that receive legally restricted revenues. The Florida Division of Bond Finance of the Florida State Board of Administration has the responsibility to issue all state bonds.

Florida's outstanding general obligation bonds at June 30, 2006, totaled approximately $23.9 billion and were issued to finance such capital outlays as educational projects of local school districts, community colleges and state universities, environmental protection and highway construction. During the fiscal year ended June 30, 2007, the state took advantage of favorable conditions and issued bonds for the purpose of refunding previously issued bonds. The refundings of these bond series were made in order to obtain lower interest rates and the resulting savings in debt service payments over the life of the bonds. Also, the legal debt margin calculated for fiscal year 2006-07 is $166 million as compared to $298 million fiscal year 2004-05.

Litigation. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance whether any such matters, individually or in the aggregate, will have a materially adverse effect on Florida's financial position.

Ratings. As of April 2008, all outstanding general obligation bonds of the State of Florida are rated AAA by Standard & Poor's Ratings Services with a stable outlook and Aa1 by Moody's Investors Service, Inc. with a negative outlook. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

Local Issuances. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no obligation on the part of Florida to make payment on such local obligations in the event of default.

The Future. Florida's underlying economic fundamentals remain sound as evidenced by lower but continued population growth and good growth in personal incomes. Six years of above-average economic growth yielded strong revenue growth and consistent operating surpluses. The state's audited financial reports consistently show significant unreserved fund balances which are available for use for the purposes of the various funds. The unreserved fund balance for all governmental funds was approximately $9.2 billion at June 30, 2007. Despite downward trends in general revenue tax collections, the state was able to increase the fund balance of the budget stabilization fund by 14% to $1.2 billion for the fiscal year ended June 30, 2007. The budget stabilization fund is reserved for use to offset general fund deficits and other purposes. Maintenance of this reserve is an indication of fiscal strength. Florida continues to follow conservative fiscal management practices as evidenced by the quick response to reduce spending for the fiscal year ending June 30, 2008.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Trusts and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in a Trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by a Trust to pay interest on or principal of such bonds.

                  New York Municipal Income Closed-End
                            Portfolio Series

                                FT Series

PROSPECTUS                                     NOTE: THIS PART THREE PROSPECTUS
Part Three                                                MAY ONLY BE USED WITH
Dated May 29, 2009                                        PART ONE AND PART TWO

Each Trust contains a diversified portfolio of common stocks ("Securities") issued by closed-end investment companies ("Closed-End Funds"), the portfolios of which are concentrated in tax-exempt New York municipal bonds, and seeks to provide investors with income that is exempt from federal, New York state and local income taxes, with capital appreciation as a secondary objective.

  All Parts of the Prospectus Should be Retained for Future Reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             First Trust(R)

                             1-800-621-1675

                       Portfolios

Objectives.

The objective of each Trust is to provide investors with income that is exempt from federal, New York state and local income taxes, with capital appreciation as a secondary objective. Each Trust seeks to achieve its objective by investing in a diversified portfolio of common stocks of closed-end funds that invest primarily in New York municipal bonds.

Advantages of the Closed-End Fund structure include portfolio control, diversification and consistent income. Since Closed-End Funds maintain a relatively fixed pool of investment capital, portfolio managers are better able to adhere to their investment philosophies through greater flexibility and control. In addition, Closed-End Funds don't have to manage fund liquidity to meet potentially large redemptions. Closed-End Funds are also structured to generally provide a more stable income stream than other managed fixed-income investment products because they are not subjected to cash inflows and outflows, which can dilute dividends over time. However, as a result of bond calls, redemptions and advanced refundings, which can dilute a fund's income, stable income cannot be assured.

Of course, as with any similar investments, there can be no guarantee that the objective of the Trusts will be achieved. See "Risk Factors" herein and in Part Two of this prospectus for a discussion of the risks of investing in the Trusts.

                      Risk Factors

New York. Each Trust invests in closed-end municipal funds which are considered to be concentrated in tax-exempt bonds issued by New York municipalities. Risks associated with investing in such bonds include political, economic and regulatory factors which may affect the issuers. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the bonds, could affect or have an adverse impact on the financial condition of the issuers.

Alternative Minimum Tax. While distributions of interest from the Trusts are generally exempt from federal income taxes, a portion of such interest may be taken into account in computing the alternative minimum tax.

Current Economic Conditions. In December 2008, the National Bureau of Economic Research officially announced that the U.S. economy has been in a recession since December 2007. This announcement came months after U.S. stock markets entered bear market territory after suffering losses of 20% or more from their highs of October 2007. This recession began with problems in the housing and credit markets, many of which were caused by defaults on "subprime" mortgages and mortgage-backed securities, eventually leading to the failures of some large financial institutions. Economic activity has now declined across all sectors of the economy, and the United States is experiencing increased unemployment. The current economic crisis has affected the global economy with European and Asian markets also suffering historic losses. Due to the current state of the economy, the value of the Securities held by the Trust may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers. Extraordinary steps have been taken by the governments of several leading economic countries to combat the economic crisis; however, the impact of these measures is not yet known and cannot be predicted.

Distributions. As stated under "Summary of Essential Information," each Trust will make monthly distributions of income. The Closed-End Funds make distributions on a monthly or quarterly basis. As a result of changing interest rates, refundings, sales or defaults on the underlying bonds held by the Closed-End Funds, and other factors, there is no guarantee that distributions will either remain at current levels or increase over time.

Closed-End Funds. Closed-End Funds are actively managed investment companies which invest in various types of securities. Closed-End Funds issue shares of common stock that are traded on a securities exchange. Closed-End Funds are subject to various risks, including management's ability to meet the Closed-End Fund's investment objective, and to manage the Closed-End Fund portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding Closed-End Funds or their underlying investments change.

Shares of Closed-End Funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of Closed-End Fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

Municipal Bonds. Each of the Closed-End Funds held by the Trusts invests in tax-exempt municipal bonds. Municipal bonds are debt obligations issued by states or by political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer's financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity, an event which is more likely to occur when interest rates fall. In such an occurrence, a Closed-End Fund may not be able to reinvest the money it receives in other bonds that have as high a yield or as long a maturity.

Many municipal bonds are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from bond proceeds that may affect the exemption of interest on such bonds from federal income taxation. The market for municipal bonds is generally less liquid than for other securities and therefore the price of municipal bonds may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer's ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions. Any of these factors may negatively impact the price of municipal bonds held by a Closed-End Fund and would therefore impact the price of both the Securities and the Units.

                     Public Offering

Discounts for Certain Persons.

The following persons may purchase Units at the Public Offering Price less the applicable dealer concession:

- Employees, officers and directors of the Sponsor, our related companies and dealers.

- Immediate family members of the above (spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons).

                  Distribution of Units

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which represent a concession or agency commission of 65% of the then current maximum sales charge.

                  Expenses and Charges

In addition to the expenses and charges listed in Part Two of this prospectus, as Sponsor, we will receive a fee from FT 520 for creating and developing the Trusts, including determining each Trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. The "creation and development fee" is accrued (and becomes a liability of each Trust) on a daily basis. The dollar amount of the creation and development fee accrued each day, which will vary with fluctuations in a Trust's net asset value, is determined by multiplying the net asset value of the Trust on that day by 1/365 of the annual creation and development fee of .35% for each Trust. The total amount of any accrued but unpaid creation and development fee is paid to the Sponsor on a monthly basis from the assets of your Trust. If you redeem your Units, you will only be responsible for any accrued and unpaid creation and development fee through the date of redemption. In connection with the creation and development fee, in no event will the Sponsor collect more than .55% of a Unit holder's initial investment. We do not use this fee to pay distribution expenses or as compensation for sales efforts.

                       Tax Status

Assets of the Trusts.

Each Trust will hold shares of Closed-End Funds qualifying as regulated investment companies ("RICs"). The New York Municipal Income Closed-End Portfolio Series is invested in high-yield corporate bonds. For purposes of this federal tax discussion, it is assumed that the Securities constitute qualifying shares in regulated investment companies for federal income tax purposes.

See "Tax Status" in Part Two of this prospectus for more information.

            Income and Capital Distributions

Distribution Reinvestment Option. You may elect to have each distribution of income and/or capital reinvested into additional Units of your Trust by notifying the Trustee at least 10 days before any Record Date. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of the Trust. This option may not be available in all states. Each reinvestment plan is subject to availability or limitation by the Sponsor and each broker/dealer or selling firm. The Sponsor or broker/dealers may suspend or terminate the offering of a reinvestment plan at any time. Please contact your financial professional for additional information. PLEASE NOTE THAT EVEN IF YOU REINVEST DISTRIBUTIONS, THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES.

                    Other Information

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

                             First Trust(R)

                  New York Municipal Income Closed-End
                            Portfolio Series
                                FT Series

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                                 Sponsor:

                       First Trust Portfolios L.P.

                         120 East Liberty Drive
                         Wheaton, Illinois 60187
                              1-800-621-1675

                                Trustee:

                      The Bank of New York Mellon

                           101 Barclay Street
                        New York, New York 10286
                              1-800-813-3074
                         24-Hour Pricing Line:
                              1-800-446-0132

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

     PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE

Page 5


                             First Trust(R)

          New York Municipal Income Closed-End Portfolio Series

                              The FT Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of unit investment trusts ("Trusts") contained in the Trusts not found in the prospectus. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing ("prospectus").

This Information Supplement is dated May 29, 2009. Capitalized terms have been defined in the prospectus.

                            Table of Contents

Risk Factors
   Securities                                                  1
Municipal Bonds                                                2
   Healthcare Revenue Bonds                                    2
   Single Family Mortgage Revenue Bonds                        2
   Multi-Family Mortgage Revenue Bonds                         3
   Water and Sewerage Revenue Bonds                            3
   Electric Utility Revenue Bonds                              3
   Lease Obligation Revenue Bonds                              3
   Industrial Revenue Bonds                                    4
   Transportation Facility Revenue Bonds                       4
   Educational Obligation Revenue Bonds                        4
   Resource Recovery Facility Revenue Bonds                    4
   Discount Bonds                                              4
   Original Issue Discount Bonds                               5
   Zero Coupon Bonds                                           5
   Premium Bonds                                               5
Concentration
   New York                                                    5

Risk Factors.

Securities. The Securities in the Trusts represent shares of closed-end mutual funds which invest in tax-exempt municipal bonds. As such, an investment in Units of the Trusts should be made with an understanding of the risks of investing in both closed-end fund shares and municipal bonds.

Closed-end mutual funds' portfolios are managed and their shares are generally listed on a securities exchange. The net asset value of closed-end fund shares will fluctuate with changes in the value of the underlying securities which the closed-end fund owns. In addition, for various reasons closed-end fund shares frequently trade at a discount from their net asset value in the secondary market. The amount of such discount from net asset value is subject to change from time to time in response to various factors. Closed-end funds' articles of incorporation may contain certain anti-takeover provisions that may have the effect of inhibiting a fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of a fund. In certain circumstances, these provisions might also inhibit the ability of stockholders (including the Trusts) to sell their shares at a premium over prevailing market prices. This characteristic is a risk separate and distinct from the risk that a fund's net asset value will decrease. In particular, this characteristic would increase the loss or reduce the return on the sale of those closed-end fund shares which were purchased by a Trust at a premium. In the unlikely event that a closed-end fund converts to open-end status at a time when its shares are trading at a premium there would be an immediate loss in value to the Trust since shares of open-end funds trade at net asset value. Certain closed-end funds may have in place or may put in place in the future plans pursuant to which the fund may repurchase its own shares in the marketplace. Typically, these plans are put in place in an attempt by a fund's board of directors to reduce a discount on its share price. To the extent such a plan was implemented and shares owned by a Trust are repurchased by a fund, the Trust's position in that fund would be reduced and the cash would be distributed.

The Trusts are prohibited from subscribing to a rights offering for shares of any of the closed-end funds in which they invest. In the event of a rights offering for additional shares of a fund, Unit holders should expect that their Trust will, at the completion of the offer, own a smaller proportional interest in such fund that would otherwise be the case. It is not possible to determine the extent of this dilution in share ownership without knowing what proportion of the shares in a rights offering will be subscribed. This may be particularly serious when the subscription price per share for the offer is less than the fund's net asset value per share. Assuming that all rights are exercised and there is no change in the net asset value per share, the aggregate net asset value of each shareholder's shares of common stock should decrease as a result of the offer. If a fund's subscription price per share is below that fund's net asset value per share at the expiration of the offer, shareholders would experience an immediate dilution of the aggregate net asset value of their shares of common stock as a result of the offer, which could be substantial.

Closed-end funds may utilize leveraging in their portfolios. Leveraging can be expected to cause increased price volatility for those fund's shares, and as a result, increased volatility for the price of the Units of a Trust. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

The following is a discussion of certain of the risks associated with specific types of bonds.

Municipal Bonds.

Certain of the bonds held by the Securities in the Trusts may be general obligations of a governmental entity that are backed by the taxing power of such entity. Other bonds in the funds may be revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in the funds, both within a particular classification and between classifications, depending on numerous factors. A description of certain types of revenue bonds follows.

Healthcare Revenue Bonds. Certain of the bonds may be healthcare revenue bonds. Ratings of bonds issued for healthcare facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Single Family Mortgage Revenue Bonds. Certain of the bonds may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under

Section 103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

Multi-Family Mortgage Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation the New York City Housing Development Corporation, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to 1992.

Water and Sewerage Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Electric Utility Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest on such bonds.

Lease Obligation Revenue Bonds. Certain of the bonds may be lease obligations issued for the most part by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the governmental authorities are financing vehicles created solely for the construction of buildings (schools, administrative offices, convention centers and prisons, for example) or the purchase of equipment (police cars and computer systems, for example) that will be used by a state or local government (the "lessee"). Thus, these obligations are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the obligations. Lease obligations are subject, in almost all cases, to the annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These obligations are also subject to construction and abatement risk in many states-rental obligations cease in the event that delays in building, damage, destruction or condemnation of the project prevents its use by the lessee. In these cases, insurance provisions designed to alleviate this risk become important credit factors. In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the re-letting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called "substitution safeguard," which bars the lessee government, in the event it defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate, even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

Industrial Revenue Bonds. Certain of the bonds may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a complete restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness, which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or affected. The IRBs in a fund may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other bonds in the funds prior to the stated maturity of such bonds.

Transportation Facility Revenue Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Educational Obligation Revenue Bonds. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the funds. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Resource Recovery Facility Revenue Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in the funds prior to the stated maturity of the Bonds.

Discount Bonds. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the funds were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

Original Issue Discount Bonds. Certain of the bonds may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the bonds approach maturity.

Zero Coupon Bonds. Certain of the original issue discount bonds may be zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero coupon bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (1) not paying interest on a semi-annual basis and (2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond.

Premium Bonds. Certain of the bonds may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased by the fund were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value.

Concentration

New York.

Each New York Trust is susceptible to political, economic or regulatory factors affecting issuers of New York municipal obligations (the "New York Municipal Obligations"). These include the possible adverse effects of certain New York constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New York or contained in Official Statements for various New York Municipal Obligations.

Economic Condition and Outlook. In calendar year 2007, as problems in the subprime mortgage credit markets developed into a nationwide correction in the housing market and a credit crunch, New York State's economy was able to outperform the national economy. The personal income growth rate of 7.7 percent and the growth rate of 1.4 percent in employment in New York were higher than in 2006 and higher than the national rates of growth for 2007. New York was ranked 18th in the nation for job growth, up from 39th in 2006, and was ranked 7th for personal income growth, up from 11th in 2006. While growth in New York State's inflation-adjusted GDP slowed to 4.4 percent from 5.2 percent in 2006, the State's growth rate was well above the national growth rate and ranked second among all the states. New York performed relatively well because the State was less affected by the housing slowdown than other parts of the nation.

The securities industry is a key component of the State's economy, accounting for 10 percent of the State's earned income and up to 20 percent of the State's tax revenues. In 2006, the securities industry generated near-record profits of $20.9 billion, but in 2007 the industry began to experience a slowdown that has carried into 2008. The credit crunch and write-offs of collateralized debt contributed to a $20.2 billion loss for the industry. Despite the difficulty experienced by the industry in 2007, year-end bonuses totaled $33.2 billion, just slightly lower than the record $33.9 in 2006. Year-end bonuses helped support overall income levels in 2007.

According to the United States Bureau of Economic Analysis (release dated March 24, 2009), U.S. personal income declined 0.2 percent in the fourth quarter of 2008. Due to continued difficulties in the securities industry, New York ranked 36th with a growth rate of negative 0.4 percent.

According to the United States Bureau of Labor Statistics, the unemployment rate for New York remained steady at 7.8 percent in March, 2009, while the national unemployment rate increased from 8.1 percent in February, 2009 to 8.5 percent in March, 2009. These rates are significantly higher than the 4.8 percent for New York and 5.1 percent nationally in March, 2008.

General Government Results. An operating surplus of $1.6 billion was reported in the General Fund for the fiscal year ended March 31, 2008. As a result the General Fund had an accumulated fund balance of $4 billion. The State completed its fiscal year ended March 31, 2007 with a combined Governmental Funds operating deficit of $360 million as compared to a combined Governmental Funds operating deficit in the preceding fiscal year of $45 million. The combined 2007-08 operating deficit of $360 million included an operating surplus in the General Fund of $1.6 billion offset by operating deficits in the General Obligation Debt Service Fund of $301 million and the Other Governmental Funds of $1.6 billion.

As the State completed the year, its governmental funds reported a combined fund balance of $11.8 billion. Included in the year's total change in fund balance is an operating surplus of $1.6 billion in the State's General Fund. The General Fund operating surplus is attributable to several factors including an increase of $1.5 billion in personal income tax revenue, a $121 million increase in consumption and use taxes and a $260 million other taxes; offset by a $380 million decline in business tax revenue and a $45 million decrease in miscellaneous revenue. Much of the increase in tax revenues is related to tax increases enacted for personal income. The decrease in business taxes is due to a slowdown in corporate profitability and audit and compliance receipts. The increase in General Fund revenues was offset by a $2.8 billion increase in expenditures. Local assistance expenditures increased by nearly $2 billion due primarily to increased spending for medical assistance and income maintenance programs. State operations increased by $857 million due primarily to negotiated salary increases, increased health insurance costs and employer pension costs.

The State ended the 2007-08 fiscal year with a General Fund accumulated fund balance of $4 billion. The increase of the fund balance is due primarily to an increase in tax revenues as a result of an increase in personal income tax revenues.

Overall Financial Position. The State reported net assets of $47.7 billion as of March 31, 2008, which was comprised of $63.2 billion in capital assets new of related debt and $6.6 billion in restricted net assets offset by an unrestricted net assets deficit of $22 billion. Net assets reported for governmental activities decreased by $1.8 billion from a year ago, decreasing from $45.3 billion to $43.5 billion. Unrestricted net assets-the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements-had a deficit of $22.8 billion at March 31, 2008. The deficit in unrestricted governmental net assets, which increased by nearly $1.1 billion in 2008, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included securitizing the State's future tobacco settlement receipts ($3.9 billion), eliminating the need for seasonal borrowing by Local Government Assistance Corporation ($4 billion), local highway and bridge projects ($3.3 billion), local mass transit projects, ($2.2 billion) and a wide variety of grants and other expenditures not resulting in governmental capital assets ($9.8 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

Net assets for business-type activities increased by $618 million (17.2 percent) to $4.2 billion in 2008 compared to $3.6 billion in 2007. The increase in net assets for business-type activities was caused primarily by a net restatement of beginning net assets ($331 million), SUNY and CUNY Senior College operating revenues and State support exceeding operating expenses ($186 and $13 million, respectively), Lottery revenues exceeding expenses ($83 million) and employer contributions exceeding unemployment benefit payments for the Unemployment Insurance Fund ($5 million).

General Fund Budgetary Highlights. General Fund disbursements exceeded receipts by $291 million in 2007-08. The General Fund ended the fiscal year with a closing cash fund balance of $2.8 billion, which consisted of $1.2 billion in the State's rainy day reserve funds ($1 billion in the Tax Stabilization Reserve Account and $175 million in the new Rainy Day Reserve Account), $340 million in the Community Projects Account, $21 million in the Contingency Reserve Account, and $1.2 billion in the general reserves.

Actual operating results were $279 million less favorable than anticipated in the original financial plan but fell above the projection in the final financial plan by $128 million. The original plan projected that expenditures would exceed receipts by $12 million in 2007-08. During the fiscal year, actual receipts were less than the level forecast in the original financial plan. The original plan assumed bas tax growth of 7.7 percent. However actual base growth from the prior year was 6 percent. The decline in receipts growth is primarily due to a decline in business taxes including corporate franchise tax and bank taxes. Lower spending reflected among other things, decreases in Medicaid and higher education spending.

The current economic slowdown is expected to continue into 2009. Because of this economic slowdown, the General Fund's budgeted revenue forecast has been reduced by over by over $700 million for fiscal year 2008-09.

Debt Administration. There are a number of methods by which the State may incur debt. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt), including lease-purchase and contractual obligations where the State's legal obligation to make payments is subject to an paid from annual appropriations made by the Legislature or assignment of revenue in the case of Tobacco Settlement Revenue Bonds. One minor exception, Equipment Capital Leases and Building Capital Leases which represent $364 million as of March 31, 2008, do not require Legislature or voter approval. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities-thus it is not expected to be repaid from resources generated by business-type activities.

At March 31, 2008, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 4.1 percent of the State-supported bonded debt portfolio. At March 31, 2008 the State had $50.6 billion in bonds, notes, and other financing agreements outstanding compared with $48.8 billion last year, an increase of $1.8 billion.

The State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. The State Finance Law, through the Debt Reform Act of 2000 (the Act), also imposes phased-in caps on new State-supported debt issued and related debt service costs. The Act also limits the use of debt to capital works and purposes, and establishes a maximum length of term for repayment of 30 years. The Act applies to all State-supported debt. The Debt Reform Act does not apply to debt issued prior to April 1, 2000 or to other obligations issued by public authorities where the State is not the direct obligor.

The construction of certain State office buildings, campus facilities, and other public facilities has been financed through bonds and notes issued by public benefit corporations pursuant to lease/purchase agreements with the State. The State has also entered into financing arrangements with public benefit corporations that have issued bonds to finance past State budgetary deficits and grants to local governments for both capital and operating purposes. These lease/purchase and other financing arrangements which the State will repay over the duration of the agreements constitute long-term liabilities. The amount included in obligations under lease/purchase and other financing arrangements consists of total future principal payments and equals the outstanding balance of the related bonds and notes. Reporting relative to capitalized interest is also not included for leased capital assets.

Risk Management. The State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damage. However, the State does have fidelity insurance on State employees. Workers' compensation coverage is provided on a self-insurance basis.

Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of State and Federal laws.

Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.

Actions commenced by several Indian nations which include the St. Regis Mohawk Indian Nation, the Oneida Indian Nation and the Cayuga Indian Nation claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of thousands of acres of land as well as compensatory and punitive damages.

With respect to pending and threatened litigation, the State has reported, in the governmental activities, liabilities of $97 million for awarded and anticipated unfavorable judgments. In addition, the State is a party to other claims and litigation that its legal counsel has advised may result in possible adverse court decisions with estimated potential losses of nearly $234 million.

Ratings. As of May 2009, all outstanding general obligation bonds of the State of New York are rated AA with a stable outlook by Standard & Poor's Corporation, and Aa3 with a stable outlook by Moody's
Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

Local Issuances. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Registered
                          Public Accounting Firm

                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, FT 963, CALIFORNIA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 7, FLORIDA MUNICIPAL INCOME CLOSED-END PORTFOLIO, SERIES 2 AND NEW YORK MUNICIPAL INCOME CLOSED-END
PORTFOLIO, SERIES 7, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Wheaton and State of Illinois on June 30, 2009.

                              FT 963

                              CALIFORNIA MUNICIPAL INCOME CLOSED-
                                END PORTFOLIO, SERIES 7
                              FLORIDA MUNICIPAL INCOME CLOSED-END
                                PORTFOLIO, SERIES 2
                              NEW YORK MUNICIPAL INCOME CLOSED-
                                END PORTFOLIO, SERIES 7
                                    (Registrant)

                              By: FIRST TRUST PORTFOLIOS L.P.
                                    (Depositor)


                              By: Jason T. Henry
                                  Senior Vice President



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacity and on the date indicated:

       NAME                 TITLE*                DATE

Judith M. Van Kampen        Director           )
                            of The Charger     )
                            Corporation, the   )  June 30, 2009
                            General Partner of )
                            First Trust        )
                            Portfolios L.P.    )

Karla M. Van Kampen-Pierre  Director           )
                            of The Charger     )
                            Corporation, the   )  Jason T. Henry
                            General Partner of )  Attorney-in-Fact**
                            First Trust        )
                            Portfolios L.P.    )

David G. Wisen              Director           )
                            of The Charger     )
                            Corporation, the   )
                            General Partner of )
                            First Trust        )
                            Portfolios L.P.    )





       * The title of the person named herein represents his capacity in and relationship to First Trust Portfolios
       L.P., Depositor.

       ** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of FT 597 (File No. 333-76518) and the same is hereby incorporated herein by this reference.

    CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the use in this Post-Effective Amendment No. 4 to Registration Statement 333-123106 of our reports dated June 26, 2009, relating to the financial statements of FT 963, comprising California Municipal Income Closed-End Portfolio, Series 7; Florida Municipal Income Closed-End Portfolio, Series 2; and New York Municipal Income Closed-End Portfolio, Series 7, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




Deloitte & Touche LLP
Chicago, Illinois
June 26, 2009